UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
MARA Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026 Proxy Statement and Notice of Annual Meeting of Stockholders

MARA
MARA
MARA
MARA

MARA

NASDAQ : MARA | MARA.COM

Our Values: The MARA Way

SET A NEW STANDARD	LEAD WITH ACTION	DEFY THE ODDS	TRUST EACH OTHER

What’s New

Enhanced disclosure on our annual cash bonus plan on page 51
Expanded discussion of our long-term incentive program on page 53
Additional detail on our stockholder engagement efforts on page 38
Preview of our compensation programs, including LTIP and annual bonus design, for fiscal 2026 on page 41

Notice of Virtual Annual Meeting of Stockholders

Annual Meeting Proposals

PROPOSALS

1

Election of two Class III directors to serve until our annual meeting of stockholders to be held in 2029, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal
FOR each director nominee See pages 5-25

2
	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026	FOR See pages 28-31

3
	Approval, on an advisory basis, of the compensation of the Named Executive Officers	FOR See pages 34-70

4
	Approval of an amendment to our 2018 Plan to increase the number of shares of our common stock reserved under our 2018 Plan by 18 million	FOR See pages 71

We may also transact such other business as may be properly brought before the Annual Meeting or any postponements or adjournments thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Annual Meeting and Voting” in the Proxy Statement. Returning the proxy does not deprive you of your right to virtually attend the Annual Meeting or to vote your shares at the Annual Meeting.
By Order of the Board of Directors:

Fred Thiel Chief Executive Officer and Chairman of the Board

LOGISTICS

Date and Time
Thursday, June 18, 2026
11:30 a.m. Pacific Time
Record Date
Tuesday, April 21, 2026
Virtual Meeting
You can attend the Annual Meeting online, submit your questions and vote your shares by visiting www.virtualshareholdermeeting.com/MARA2026
Proxy Materials
Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: May 7, 2026

HOW TO VOTE

By Internet
www.voteproxy.com
By Telephone
1-800-690-6903
By Mail
Mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided
Beneficial Owners
If you own shares of our common stock registered in the name of a broker, bank or other nominee, please follow the instructions they provide on how to vote your shares

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 18, 2026
This Notice of Meeting, Proxy Statement and our 2025 Annual Report are available on the Internet at www.proxyvote.com. The materials are also available in the Investor Relations section of our website at ir.mara.com.

References to websites in this Proxy Statement are provided for convenience only. Our website is for informational purposes only and the contents of our website or information connected thereto are not a part of this Proxy Statement and are not deemed incorporated by reference into this Proxy Statement or any other public filing made with the U.S. Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical fact, including statements relating to trends in or expectations relating to the expected effects of our initiatives, strategies and plans, are forward-looking statements. The words “can,” “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We assume no obligation to update any of these forward-looking statements after the date of this Proxy Statement, except as required by law.

About MARA

MARA Holdings, Inc. (the “Company” or “MARA”) is an energy and digital infrastructure company that leverages Bitcoin mining and artificial intelligence (“AI”) compute to monetize excess energy and underutilized power and optimize power management across its operations.
We are focused on two key priorities: strategically growing by shifting our model toward low-cost energy with more efficient capital deployment and working to develop and deploy a full suite of solutions for data centers and edge inference, including energy management and load balancing. Our total energy portfolio consists of approximately 1.9 gigawatts (“GW”) of capacity with 18 data centers in North America, the Middle East, Europe and Latin America. We believe we are one of the world’s largest publicly traded Bitcoin mining companies, with the majority of our production in the United States.
While Bitcoin mining remains the foundation of our platform, we have expanded our footprint in energy generation and are investing in research and development to establish a presence in AI and adjacent markets, creating additional revenue opportunities over the long term. We believe the AI industry is shifting towards inference computing, which requires distributed, low-latency and energy-efficient infrastructure. To support this shift, we are developing inference-dedicated sites and forging partnerships that reflect our vision. We are also actively exploring power management solutions, including load balancing, to provide services to the variable energy demands of AI inference workloads and international expansion opportunities. We intend to continue deepening our strategy and further reduce energy costs.
MARA at a Glance (as of December 31, 2025)

Incorporated	2010 (Nevada)
Headquarters	Hallandale Beach, Florida
Publicly Listed	NASDAQ: MARA
Market Capitalization	$3.4 billion
Employees	266

Core Business
•Monetizing excess energy through Bitcoin mining and AI-driven digital infrastructure
•Building efficient, low-cost data center and compute solutions for AI inference and edge workloads
•Optimizing power usage through advanced energy management and load balancing strategies

OUR STRATEGY

Vertically Integrated Technology •Software + Hardware + Infrastructure	Bitcoin Holdings •53,822 BTC held (including 15,315 loaned or collateralized BTC	Diversified Operations •66.4 EH/s energized combined at 18 sites across four continents

2025 FINANCIAL AND OPERATIONAL HIGHLIGHTS

66.4 EH/s	8,799	$907M	$5.25B
Energized Hashrate	Bitcoin Produced	Revenues	Unrestricted Cash, Cash Equivalents and BTC

2026 PROXY STATEMENT	1

Proxy Voting Roadmap

This summary highlights select information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before submitting your proxy and voting instructions. For more information regarding our 2025 performance, please review our 2025 Annual Report, which is being made available to stockholders together with this Proxy Statement on or about May 7, 2026.

PROPOSAL 1

Election of Directors

The Board recommends that you vote FOR each Class III director nominee. See pages 5-25

Our Board at a Glance

Name and Primary Occupation	Career Highlights	Director Since	Committees
Nominees for Election as Class III Directors

Vicki Mealer-Burke Former Chief Diversity Officer of QUALCOMM	•26 years of global executive leadership experience at QUALCOMM •Led global organizational transformation program for human resources at QUALCOMM	Apr. 1, 2024	TCCC
NCGC
SRC

Douglas Mellinger Managing Director of Clarion Capital Partners
•Extensive experience building and leading public and private companies in the technology and financial industries
•Extensive strategy, growth and corporate finance experience with a global leadership network
		Mar. 31, 2022	NCGC
SRC
TSC

Continuing Class I Directors

Fred Thiel Chief Executive Officer and Chairman of MARA Holdings, Inc.	•Extensive blockchain and cryptocurrency experience •Deep operating and strategic expertise in the technology industry	Apr. 24, 2018

Janet George Executive Vice President of Artificial Intelligence of Mastercard	•Deep expertise in artificial intelligence, data centers and high-growth technology environments •Strong track record of scaling businesses and executing and integrating large-scale acquisitions	Sept. 1, 2024	TSC
RAC

Barbara Humpton Chief Executive Officer of USA Rare Earth, Inc.
•Seasoned executive with leadership experience at large-scale organizations, including as former President and CEO of Siemens USA
•Experience leveraging AI and industrial data to drive continuous improvements
		Sept. 1, 2024	SRC
TCCC
TSC

Continuing Class II Directors

Georges Antoun Chief Commercial Officer of First Solar	•30 years of operational and technical experience at global technology companies •Board membership at publicly traded companies	May 20, 2021	RAC
SRC
TSC

Jay Leupp Managing Partner and Senior Portfolio Manager of Terra Firma Asset Management, LLC	•Extensive audit and financial expertise •Member of American Institute of Certified Public Accountants	May 20, 2021	RAC
TCCC
NCGC

NCGC - Nominating & Corporate Governance Committee	RAC - Risk & Audit Committee	Chair	Member
TCCC - Talent, Culture & Compensation Committee	SRC - Social Responsibility Committee	TSC - Technology & Strategy Committee

2

Proxy Voting Roadmap

PROPOSAL 2

Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2026

The Board recommends that you vote FOR this proposal. See pages 28-31

Our board of directors (the “Board”) recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for 2026. The Risk and Audit Committee of our Board considered several factors in engaging PwC, including their independence controls and objectivity, industry knowledge and expertise. The Risk and Audit Committee has determined that the appointment of PwC is in the best interests of MARA and its stockholders.

PROPOSAL 3

Approval, on an Advisory Basis, of Compensation Paid to Our Named Executive Officers

The Board recommends that you vote FOR this proposal. See pages 34-70

Overview of Named Executive Officer Compensation
The Talent, Culture and Compensation Committee of our Board is guided by a pay-for-performance philosophy and seeks to design the executive compensation program in a manner that reflects alignment between the total compensation paid to executive officers and achievement of strategic objectives deemed critical to the growth and success of the business. To ensure the interests of executives are aligned with those of stockholders, a significant portion of the total compensation opportunity for executives is issued in the form of equity incentive compensation. The charts below represent target compensation mix for (i) the Chief Executive Officer and (ii) as an average for the other Named Executive Officers.

Pay Element	Form		Description
Fixed	Base Salary
•Provide a base amount of compensation necessary to attract and retain executives
•Reviewed annually, and all of the Named Executive Officers had a modest 3% increase in salary in 2025 to reflect cost-of-living adjustments

	CEO	Other NEOs

Short-Term Incentive	Annual Cash Incentive Compensation
•Based on achievement of objectives deemed important by the Talent, Culture and Compensation Committee for driving long-term stockholder value
•For 2025, annual cash incentive opportunities for our Named Executive Officers were based on a combination of MARA’s achievement of a Hashrate Hours target and, except for the CEO, individual performance goals
•For 2025 performance, the Named Executive Officers were awarded cash bonuses of 150% to 225% of their base salary

	CEO	Other NEOs

Long-Term Incentives	RSUs and PSUs
•Entitles recipient to receive shares of common stock upon vesting and settlement
•Long-term incentive plan (“LTIP”) awards for 2025 consisted of 67% performance-based restricted stock units (“PSUs”) and 33% time-based restricted stock units (“RSUs”), with the PSUs vesting based on the achievement of specified performance metrics, including operational measures (Hashrate Hours, Total Exahash and Megawatts) (the “Operational PSUs”) and relative total stockholder return (“TSR”) as measured against a designated peer group

	CEO	Other NEOs

2026 PROXY STATEMENT	3

Proxy Voting Roadmap

PROPOSAL 4

Proposal 4: Approval of Amendment to Our 2018 Plan

The Board recommends that you vote FOR this proposal. See pages 71-76

Our Board recommends a vote FOR approval of an amendment to our Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares reserved under the 2018 Plan by 18 million shares. The amendment is intended to support our ability to attract and retain directors, officers, employees and other service providers by ensuring sufficient shares remain available for future equity awards. The 2018 Plan was used to grant equity awards to approximately 80% of our employees in 2025 and we believe reflects good governance practices.

4

Board and Governance Matters

PROPOSAL 1

Election of Class III Directors

Our Board unanimously recommends a vote “FOR” each Class III Director Nominee

Board Structure and Membership
We currently have seven directors serving and no vacant directorships on our Board. Our Amended and Restated Bylaws (our “Bylaws”) provide that our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other two classes continuing to serve for the remainder of their respective three-year terms. Because approximately one-third of our directors will be elected at each annual meeting of stockholders, consecutive annual meetings could be required for our stockholders to change a majority of our Board. This classification of our Board may have the effect of delaying or preventing changes of control of MARA.
Our three classes of directors are currently divided as follows:
•The Class III directors are Vicki Mealer-Burke and Douglas Mellinger, whose terms will expire at the annual meeting to which this Proxy Statement relates (the “Annual Meeting”) unless they are re-elected;
•The Class I directors are Fred Thiel, Janet George and Barbara Humpton, whose terms will expire at the annual meeting of stockholders to be held in 2027; and
•The Class II directors are Georges Antoun and Jay Leupp, whose terms will expire at the annual meeting of stockholders to be held in 2028.
Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class, or until the director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. The size of our Board may be reduced or increased by resolution adopted by our stockholders or directors.
Classified Board Structure
The Board believes that a classified board structure offers several advantages to MARA and its stockholders, such as promoting board continuity and stability, encouraging long-term perspectives in pursuing our strategic initiatives, ensuring that a majority of the directors will always have a deep knowledge of MARA and a firm understanding of its goals and providing protection against certain abusive takeover tactics. A classified Board remains accountable to MARA’s stockholders as directors continue to have fiduciary responsibilities. We have a successful history of refreshing our Board and efficiently allocating board roles appropriately. We currently have six independent directors, each of whom contributes valuable skills and backgrounds to our Board and enhances the Board’s oversight in areas critical to our business strategy.
Director Nominees
Our Board has nominated Vicki Mealer-Burke and Douglas Mellinger for re-election to our Board as Class III directors. If elected at the Annual Meeting, Ms. Mealer-Burke and Mr. Mellinger would serve until our annual meeting of stockholders to be held in 2029, or until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation or removal.

2026 PROXY STATEMENT	5

Board and Governance Matters
Required Vote
The election of each of our director nominees requires a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two nominees receiving the highest number of votes at the Annual Meeting will be elected, even if those votes do not constitute a majority of the votes cast. Stockholders may vote “FOR” each director or “WITHHOLD” their vote for any director with respect to this Proposal No. 1. A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.
This proposal is considered a non-routine matter. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. If no contrary indication is made, returned proxies will be voted “FOR” each of the Class III director nominees.
Our 2026 Directors and Nominees
Board Qualifications
Our directors and nominees have a wide range of skills, experiences and leadership to oversee MARA’s execution of its strategy.

Skill / Experience / Expertise

Director

Antoun	●	●	●	●	●		●	●	●		●	●
Humpton	●	●	●	●		●	●	●	●	●	●	●
George	●	●	●	●		●	●	●	●		●
Leupp	●			●	●	●	●	●	●		●
Mealer-Burke	●	●	●	●	●	●	●	●	●		●
Mellinger	●	●	●	●	●	●	●	●		●	●
Thiel	●	●	●	●	●	●	●	●		●	●	●

Executive Leadership	Sales/Marketing	Cybersecurity
Technology/Industry	Human Capital Management	Public Policy/Legal/Regulatory
International Operations	Risk Management	Business Transformation/Strategy
Financial Expertise/Literacy	Corporate Governance	Energy/Sustainability

6

Board and Governance Matters
Director Biographies
Director Nominees
Our Board has nominated the two directors set forth in the table below for reelection as Class III directors at the Annual Meeting.
The information below includes certain biographical information about each director nominee, as well as selected information about the specific qualifications, attributes, skills and experience that led our Board to conclude that each director nominee is qualified to serve on our Board.

Independent: Yes
Board Committees: Talent, Culture and Compensation (Chair); Nominating and Corporate Governance; Social Responsibility
Other Directorships and Memberships: Make-A-Wish Foundation of San Diego (former director); LEAD San Diego (former director)
	Vicki Mealer-Burke Former Chief Diversity Officer of QUALCOMM	Age: 64 Director Since: April 1, 2024

Professional Experience

•Former Executive, QUALCOMM Incorporated. Held a range of senior leadership roles during 26-year tenure at one of the world’s leading wireless technology companies, including Chief Diversity Officer, Vice President of Human Resources, Vice President and General Manager of QUALCOMM Education and Senior Director of Product Management, overseeing functions spanning global business development, product management, operations and human resources.
•Operational and Strategic Leadership. Contributed to QUALCOMM’s global growth, helping the company scale from $2 billion in annual revenue and 6,000 employees to over $36 billion in revenue and 50,000 employees.

•First Chief Diversity Officer. Championed inclusive leadership and cultural transformation, establishing initiatives to build a more diverse and purpose-driven global workforce as QUALCOMM’s inaugural Chief Diversity Officer.
•Advisory Board Membership. Served as a member on MARA’s advisory board from September 2022 to April 2024.
•Academic Background. B.B.A. in Management Information Systems from Iowa State University’s Ivy College of Business and an M.A. in Administration from The Ohio State University.

Skills and Experience Supporting Board Membership
Our Board believes Ms. Mealer-Burke is qualified to serve as a member of our Board due to her extensive leadership experience in the technology industry, including over two decades in senior roles at a global Fortune 500 company. Her proven ability to navigate complex and rapidly evolving business environments, coupled with her expertise across operations, product management and human capital strategy, brings valuable perspective to the Board. In addition, her prior service as a member of our advisory board provides her with a deep understanding of our business, culture and strategic priorities.

Executive Leadership	Sales/Marketing	Cybersecurity
Technology/Industry	Human Capital Management	Business Transformation/Strategy
International Operations	Risk Management
Financial Expertise/Literacy	Corporate Governance

2026 PROXY STATEMENT	7

Board and Governance Matters

Lead Independent Director
Independent: Yes
Board Committees: Nominating and Corporate Governance (Chair); Social Responsibility; Technology and Strategy
Other Directorships and Memberships: IEC; Campden IPI
	Douglas Mellinger Managing Director of Clarion Capital Partners	Age: 61 Director Since: March 31, 2022

Professional Experience

•Managing Director, Clarion Capital Partners. Plays a key leadership role at a lower middle market private equity and structured credit asset management firm, which he joined in 2013, and focuses on driving value creation across portfolio companies.
•Co-founder, Foundation Source. Helped launch Foundation Source, the leading provider of outsourced services and technology for private foundations.
•Founder, Chairman and Chief Executive Officer, enherent Corp. Built a global software development and services firm that twice earned recognition on the Inc. 500 list and Deloitte’s Technology Fast 500 and Fast 50 rankings.

•Investment Leadership. Held senior positions at Palm Ventures and Zeno Ventures, bringing strategic and operational expertise to high-growth businesses.
•Extensive Board and Advisory Experience. Served on the boards of numerous private and public companies, as well as advisory boards to government agencies, universities, and nonprofit organizations.
•Entrepreneurial and Industry Leadership. Active member and past leader within Young Entrepreneurs’ Organization and Young Presidents’ Organization, contributing to entrepreneurial ecosystems globally.
•Academic Background. B.S. in Entrepreneurial Science from Syracuse University.

Skills and Experience Supporting Board Membership
Our Board believes Mr. Mellinger is qualified to serve as a member of our Board due to his extensive finance and investment experience, as well as his track record of building, leading and advising public and private companies across the technology and financial sectors. As a managing director at a private equity and structured credit firm and a founder of multiple successful ventures, Mr. Mellinger brings deep expertise in capital markets, governance and strategic growth. His broad board experience across corporate, nonprofit and government organizations further enhances his ability to provide valuable oversight and strategic perspective to MARA.

Executive Leadership	Sales/Marketing	Public Policy/Legal/Regulatory
Technology/Industry	Human Capital Management	Business Transformation/Strategy
International Operations	Risk Management
Financial Expertise/Literacy	Corporate Governance

8

Board and Governance Matters
Continuing Directors
The table below sets forth our Class I and Class II directors, whose terms will expire at our annual meetings to be held in 2027 and 2028, respectively.

Independent: Yes
Board Committees: Technology and Strategy (Chair); Risk and Audit
Prior Public Company Directorships: NanoString Technologies, Inc.
Other Directorships and Memberships: Gandeeva Therapeutics
	Janet George Executive Vice President of Artificial Intelligence of Mastercard	Age: 59 Director Since: September 1, 2024

Professional Experience

•Executive Vice President of Artificial Intelligence, Mastercard Incorporated. Joined Mastercard in 2025 and leads AI strategy and innovation with a focus on enhancing, protecting and personalizing payments through cutting-edge AI technology.
•Corporate Vice President and General Manager, Data Center and AI, Intel Corporation. Oversaw a multi-billion dollar business unit focused on AI and machine learning SaaS growth, operational performance and large-scale technology integration from 2022 to 2024.
•M&A and Scaling Expertise. Successfully led execution and integration of major acquisitions, including Intel’s $650 million acquisition of a cloud AI-based workload optimization company.

•Group Vice President, Oracle Corporation. Built a $1 billion AI business on Oracle Cloud Infrastructure, leading major industry deals and driving Oracle’s growth in the cloud market from 2019 to 2021.
•Senior Technology Leadership. Held executive roles at Western Digital, Accenture, Yahoo, eBay and Apple, consistently delivering growth, operational efficiencies and innovative technology solutions.
•Academic Background. Master’s degree in computer applications from Kerela University and a bachelor’s degree in computer science, mathematics and physics from Pune University.

Skills and Experience Supporting Board Membership
Our Board believes Ms. George is qualified to serve as a member of our Board due to her deep expertise in artificial intelligence, cloud infrastructure and high-growth technology environments. Her experience driving innovation, executing complex acquisitions and delivering operational efficiency across global enterprises makes her a valuable contributor to the Board’s oversight of MARA’s technology strategy and growth.

Executive Leadership	Financial Expertise/Literacy	Corporate Governance
Technology/Industry	Human Capital Management	Cybersecurity
International Operations	Risk Management	Business Transformation/Strategy

2026 PROXY STATEMENT	9

Board and Governance Matters

Independent: Yes
Board Committees: Social Responsibility (Chair); Talent, Culture and Compensation; Technology and Strategy
Current Public Company Directorships: USA Rare Earth, Inc.
Prior Public Company Directorships: Triumph Group, Inc.; Fluence Energy, Inc.
Other Directorships and Memberships: Federal Reserve Bank of Richmond
	Barbara Humpton Chief Executive Officer of USA Rare Earth, Inc.	Age: 65 Director Since: September 1, 2024

Professional Experience

•Chief Executive Officer, USA Rare Earth. Leads the company’s mission to develop a secure, fully integrated domestic supply chain for critical minerals essential to advanced manufacturing, defense, clean energy and high-tech applications.
•President and Chief Executive Officer, Siemens USA. From 2018 to 2025, led a $19 billion portfolio spanning energy-efficient technologies, smart infrastructure and healthcare, with a focus on innovation, digitalization and sustainability.
•Technology and Operational Leadership. Oversaw the integration of AI and industrial data to drive continuous improvement and efficiency across Siemens USA’s operations.

•Senior Executive, Booz Allen Hamilton and Lockheed Martin. Held key leadership roles contributing to national security, defense and advanced technology development.
•Public-Private Leadership. Served on advisory boards for both the Trump and Biden administrations, recognized for her leadership in driving impactful public-private sector collaboration.
•Board Service. Currently serves on the boards of USA Rare Earth and the Federal Reserve Bank of Richmond, and formerly served on the boards of Fluence Energy and Triumph Group, bringing a broad perspective on energy and industrial innovation and economic policy.
•Academic Background. B.A in mathematics from Wake Forest University.

Skills and Experience Supporting Board Membership
Our Board believes Ms. Humpton is qualified to serve as a member of our Board due to her extensive leadership experience in the energy, technology and infrastructure sectors. As Chief Executive Officer of USA Rare Earth, she is leading the development of a fully integrated domestic supply chain for rare earth elements and permanent magnets, advancing U.S. capabilities in clean energy, defense and advanced manufacturing. As the former President and Chief Executive Officer of Siemens USA, she oversaw large-scale innovation and digital transformation across a $19 billion portfolio. Her expertise in applying advanced technologies to complex industrial systems brings valuable insight to the Board as MARA continues to scale its infrastructure and energy operations. In addition to her executive leadership, Ms. Humpton brings valuable governance expertise through her service on the boards of public companies and major institutions.

Executive Leadership	Human Capital Management	Public Policy/Legal/Regulatory
Technology/Industry	Risk Management	Business Transformation/Strategy
International Operations	Corporate Governance	Energy/Sustainability
Financial Expertise/Literacy	Cybersecurity

10

Board and Governance Matters

Independent: No Board Committees: None Other Directorships and Memberships: Auradine, Inc.; Oden Technologies	Fred Thiel Chairman and Chief Executive Officer of MARA Holdings, Inc.	Age: 65 Director Since: April 24, 2018

Professional Experience

•Chairman and Chief Executive Officer, MARA. Leads the premier Bitcoin mining company, having grown its market capitalization from under $30 million to over $5 billion and its global footprint to span four continents.
•Chairman, Thiel Advisors. Provided deep technology sector operating expertise and strategic advisory services to private equity and venture capital firms, as well as public and private company boards, prior to leading MARA in 2021.
•Chief Executive Officer, Local Corporation and Lantronix, Inc. Held top leadership roles at publicly traded technology companies.

•Over 35 Years’ Experience in the Technology Sector. Brings deep expertise across digital assets, artificial intelligence, semiconductors and enterprise software, with a track record of leading innovation and driving strategic growth.
•Leadership in Young Presidents’ Organization (YPO). Actively involved in global business leadership networks, having led initiatives within YPO’s FinTech and Technology Networks.
•Academic Background. Attended classes at the Stockholm School of Economics and Harvard Business School.

Skills and Experience Supporting Board Membership
Our Board believes Mr. Thiel is qualified to serve as a member of our Board due to his extensive leadership experience, deep knowledge of MARA’s operations and strategy and expertise in blockchain and digital asset technologies. As its Chairman and Chief Executive Officer, Mr. Thiel has been instrumental in driving MARA’s growth and operational scale, and his comprehensive understanding of MARA’s business and industry positions him to provide valuable insight and effective oversight as a member of the Board.

Executive Leadership	Sales/Marketing	Public Policy/Legal/Regulatory
Technology/Industry	Human Capital Management	Business Transformation/Strategy
International Operations	Risk Management	Energy/Sustainability
Financial Expertise/Literacy	Corporate Governance

2026 PROXY STATEMENT	11

Board and Governance Matters

Independent: Yes
Board Committees: Risk and Audit; Social Responsibility; Technology and Strategy
Prior Public Company Directorships: Ruckus Wireless, Inc.; Violin Memory, Inc.
Other Directorships and Memberships: University of Louisiana’s College of Engineering Dean’s Advisory Council board member
	Georges Antoun Chief Commercial Officer of First Solar	Age: 63 Director Since: May 20, 2021

Professional Experience

•Chief Commercial Officer, First Solar, Inc. Appointed in July 2016 after serving as Chief Operating Officer and later as President, U.S.; instrumental in shaping commercial strategy for one of the world’s leading solar companies.
•Venture Partner, Technology Crossover Ventures (TCV). Provided operational expertise to a top-tier technology-focused private equity and venture capital firm.
•Executive Leadership at Ericsson and Redback Networks. Led global IP and broadband networks at Ericsson; previously served as senior vice president of worldwide sales and operations of Redback Networks and then as chief executive officer of the Redback Networks subsidiary following its acquisition by Ericsson.

•Senior Leadership at Cisco Systems. Held several key executive roles, including Vice President of Worldwide Systems Engineering, Optical Operations, and Carrier Sales.
•Early Career at NYNEX (now Verizon). Began his career as a member of the technical staff in the Science and Technology Division, developing foundational expertise in communications infrastructure.
•Energy Advisory Council. Serves on the Federal Reserve Bank of Atlanta’s Energy Advisory Council, providing strategic guidance on energy policy.
•Academic Background. B.S. in Engineering from the University of Louisiana at Lafayette and an M.S. in Information Systems Engineering from the Polytechnic Institute of New York University.

Skills and Experience Supporting Nomination
Our Board believes Mr. Antoun is qualified to serve as a member of our Board due to his more than 30 years of leadership across the global technology sector. He has held senior executive roles at industry-leading companies and brings deep expertise in scaling operations, driving innovation and navigating complex global markets. His prior board service and experience overseeing strategic growth initiatives further enhance his ability to contribute meaningfully to the Board’s oversight and decision-making.

Executive Leadership	Sales/Marketing	Business Transformation/Strategy
Technology/Industry	Risk Management	Energy/Sustainability
International Operations	Corporate Governance
Financial Expertise/Literacy	Cybersecurity

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Board and Governance Matters

Independent: Yes
Board Committees: Risk and Audit (Chair); Talent, Culture and Compensation; Nominating and Corporate Governance
Current Public Company Directorships: Healthcare Realty Trust Incorporated; Apartment Investment and Management Company
Other Directorships and Memberships: G.W. Williams Company; Certified Public Accountant (inactive status)
	Jay Leupp Managing Partner and Senior Portfolio Manager of Terra Firma Asset Management	Age: 62 Director Since: May 20, 2021

Professional Experience

•Managing Partner, Terra Firma Asset Management, LLC. Leads investment strategy and portfolio management for real estate securities, bringing decades of financial, real estate and asset management expertise.
•Managing Director, Lazard Asset Management. Led Lazard’s global real estate securities practice, a business that was created with the sale of Grubb & Ellis Alesco Global Advisors to Lazard in 2011.
•Founder, President and Chief Executive Officer, Grubb & Ellis Alesco Global Advisors. Established and led a real estate securities mutual fund platform, serving as Senior Portfolio Manager until the firm’s acquisition by Lazard.

•Managing Director, Real Estate Equity Research. Directed real estate equity research at RBC Capital Markets, an investment banking division of the Royal Bank of Canada, as well as Robertson Stephens & Company, formerly an investment banking firm.
•Early Career in Real Estate and Accounting. Gained foundational experience at Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate; Trammell Crow Company, a leading commercial real estate development and investment firm; and KPMG Peat Marwick.
•Academic Background. B.S. in Business Administration from Santa Clara University and an MBA from Harvard Business School.

Skills and Experience Supporting Nomination
Our Board believes Mr. Leupp is qualified to serve as a member of our Board because of his extensive audit and finance expertise, as well as his long-standing experience in investment management and capital markets. As a senior executive at multiple global financial institutions and member of publicly traded company boards, Mr. Leupp brings deep knowledge of financial reporting, risk oversight and corporate governance, which are critical to the Board’s oversight responsibilities.

Executive Leadership	Human Capital Management	Cybersecurity
Financial Expertise/Literacy	Risk Management	Business Transformation/Strategy
Sales/Marketing	Corporate Governance

2026 PROXY STATEMENT	13

Board and Governance Matters
Director Nomination and Succession Process
The Board is committed to maintaining strong, effective governance through thoughtful director succession planning and a rigorous nomination process, as described below.

Step 1	Annual Evaluation of Composition

Our Nominating and Corporate Governance Committee regularly assesses the appropriate size, composition and needs of our Board and its committees, and the qualification of candidates considering these needs. The Nominating and Corporate Governance Committee developed minimum selection criteria that may be weighted differently depending on the individual being considered or the needs of our Board at the time. Each director should possess attributes, characteristics, experiences, qualifications and skills that enhance his or her ability to perform duties on our behalf (both individually and in combination with the other directors). In addition to the factors described below, the Nominating and Corporate Governance Committee may also consider such other factors as it determines would reasonably be expected to contribute to the overall effectiveness and diversity of our Board.

Step 2	Identification of Candidates

The Nominating and Corporate Governance Committee uses a variety of methods for identifying director nominees, including search firms and recommendations from executive officers, directors or stockholders. The Nominating and Corporate Governance Committee also seeks appropriate input from our Chief Executive Officer, from time to time, in assessing the needs of our Board for relevant background, experience, diversity and skills of its members.
The Nominating and Corporate Governance Committee considers director candidates recommended by our stockholders entitled to vote in the election of directors, so long as such candidates (i) have been nominated in accordance with applicable procedures and (ii) meet the minimum selection criteria for director nominees.
To submit a director candidate, a stockholder must submit the candidate’s name, contact information and detailed background information to: MARA Holdings, Inc., 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009, Attention: Corporate Secretary. Our Corporate Secretary will forward such information to the Nominating and Corporate Governance Committee for its consideration.

Step 3	Review of Pool of Candidates

The minimum selection criteria established by the Nominating and Corporate Governance Committee includes, without limitation:
•the ability and willingness to devote the necessary time and effort to diligently perform the duties and responsibilities of Board membership,
•a high level of integrity, personal and professional ethics and sound business judgment,
•commitment to enhancing long-term stockholder value and understanding that such director’s primary goal is to serve the best interest of our stockholders and
•freedom from conflicts of interests that would violate applicable laws, rules, regulations or listing standards, conflict with any of our corporate governance policies or procedures or interfere with the proper performance of such director’s responsibilities.
In making its assessment, the Nominating and Corporate Governance Committee will consider such factors as (i) personal qualities, skills and characteristics, (ii) expertise in specific business areas, including strategy, finance or corporate governance, (iii) professional experience in our industry (or similar industries) and (iv) ability to qualify as an “independent director” under applicable Nasdaq rules and to otherwise exercise independent judgment as a director. Director nominees must be able to offer guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. They must also have sufficient time available to perform all Board and committee responsibilities.

Step 4	Committee Recommendation to Board and Nomination

The Nominating and Corporate Governance Committee reviews a candidate’s independence, time commitments and the qualifications criteria as outlined above and recommends potential director nominees to the Board for approval. The Board reviews the recommendation of the Nominating and Corporate Governance Committee and approves either the candidate’s appointment to the Board or the candidate as a director nominee, as applicable.

14

Board and Governance Matters
Director Independence
Nasdaq requires that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the Nasdaq rules. Based on the director independence requirements set forth in the applicable Nasdaq rules, our Board has determined that Messrs. Antoun, Leupp and Mellinger and Mses. George, Humpton and Mealer-Burke are “independent” directors. In addition, all members of our Risk and Audit Committee, Talent, Culture and Compensation Committee and Nominating and Corporate Governance Committee meet the independence standards set forth in applicable Nasdaq rules. Furthermore, all members of our Risk and Audit Committee and Compensation Committee meet the heightened independence standards set forth under applicable SEC rules. For information regarding committee composition as of the date of this Proxy Statement, please refer to the section below titled “Committees of Our Board.”
Corporate Governance Highlights

Independent Leadership
  Strong Lead Independent Director with robust and transparent authority and clearly defined responsibilities
  100% independent Board committees
  Majority independent Board (6 of 7 directors are independent)
  Regular executive sessions of independent directors at Board and committee meetings

Active and Engaged Oversight
  Year-round engagement program for proactive outreach to understand stockholder perspectives and numerous investor relations touchpoints with feedback regularly reported to the Board
  Regular sessions of directors outside of the planned quarterly meetings
  Access to and regular engagement with senior management in furtherance of risk oversight

Regular Board Assessments	Annual Board performance assessments through self-evaluations Regular review of committee composition

Other Best Practices	Single class of common stock Prohibition on hedging and pledging Clawback policies applicable to cash and equity-based incentive compensation

2026 PROXY STATEMENT	15

Board and Governance Matters
Board Structure and Operations
Board Leadership Structure

Fred Thiel Chairman and Chief Executive Officer	Douglas Mellinger Lead Independent Director

Responsibilities of the Chairman of the Board:
•Presides at meetings of the Board, and unless another person is designated, meetings of stockholders
•Establishes the schedules and agendas for Board meetings in consultation with the Lead Independent Director
•Serves as a key liaison between management and the Board, ensuring transparency and alignment

Responsibilities of Lead Independent Director:
•Presides at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
•Contributes to the development of meeting agendas
•If requested by significant stockholders, available for consultation and direct communication with such stockholders

Our Bylaws allow our Board to determine whether to separate or combine the roles of Chief Executive Officer and Chairman of the Board. Our Board believes it is important to maintain flexibility in our Board leadership structure to best serve our and our stockholders’ interests at any particular time. Currently, Mr. Thiel serves as our Chief Executive Officer and Chairman of the Board.
We believe our Lead Independent Director and committee structure, combined with the independence of the majority of our Board members, ensures our Board maintains effective oversight of our business, including independent oversight of our financial statements, executive compensation, selection of director candidates and corporate governance programs. While our Board believes this current structure is appropriate at this time, it regularly assesses the advantages and disadvantages of various structures, taking into account the evolving needs of our business.
Committees of Our Board
Our Board has five standing committees: the Risk and Audit Committee, the Talent, Culture and Compensation Committee, the Nominating and Corporate Governance Committee, the Social Responsibility Committee and the Technology and Strategy Committee. Each of our committees has a written charter that describes its purpose, membership, meeting structure and responsibilities. A copy of each committee’s charter is available on our website at mara.com in the Governance section of the Investors tab. These charters are reviewed annually by each committee, with any recommended changes approved by our Board.

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Board and Governance Matters

Jay Leupp (Chair)
Risk and Audit Committee
Our Risk and Audit Committee is responsible for, among other things:
•serving as an independent and objective party to monitor our financial reporting process and internal control system and complaints or concerns relating thereto;
•meeting with our independent registered public accounting firm and our financial management to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof reviewing such audit, including any comments or recommendations of our independent registered public accounting firm;
•reviewing the financial statements contained in our annual reports and quarterly reports to stockholders with management and our independent registered public accounting firm to ensure that our independent registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to our stockholders; and
•reviewing with our management any financial information, earnings press releases and earnings guidance filed with the SEC or disseminated to the public, including any certification, report, opinion or review rendered by our independent registered public accounting firm.

Other Members

Georges Antoun	Janet George

Independent: 100% Meetings in 2025: 4

Vicki Mealer -Burke (Chair)
Talent, Culture and Compensation Committee
Our Talent, Culture and Compensation Committee is responsible for, among other things:
•reviewing and approving our goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance with respect to such goals and, subject to existing contractual obligations, setting our Chief Executive Officer’s compensation level based on such evaluation;
•considering our Chief Executive Officer’s recommendations with respect to other executive officers;
•evaluating our performance both in terms of current achievements and significant initiatives with long-term implications;
•assessing the contributions of individual executives and recommending to our Board levels of salary and incentive compensation payable to our executive officers;
•assisting the Board in developing and reviewing compensation programs applicable to non-employee directors; and
•overseeing our strategies, practices and programs related to human capital management.

Other Members

Barbara Humpton	Jay Leupp

Independent: 100% Meetings in 2025: 6

2026 PROXY STATEMENT	17

Board and Governance Matters
Compensation Committee Interlocks and Insider Participation
During 2025, Mses. Mealer-Burke, George and Humpton and Mr. Leupp each served on our Talent, Culture and Compensation Committee. None of them (a) was an officer or employee of MARA or any of its subsidiaries, (b) was a former officer of MARA or any of its subsidiaries or (c) had any related party relationships requiring disclosure under Item 404 of Regulation S-K. During 2025, no executive officer of MARA served as a member of the board of directors or on the compensation committee of any other company whose executive officers or directors serve or served as a member of our Board or our Talent, Culture and Compensation Committee.

Douglas Mellinger (Chair)
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•setting qualification standards for director nominees;
•identifying, considering and nominating candidates for membership on our Board;
•developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics (“Code of Ethics”) applicable to MARA;
•implementing and overseeing a process for evaluating our Board and Board committees and overseeing our Board’s evaluation of our Chairman and Chief Executive Officer;
•making recommendations regarding the structure and composition of our Board and Board committees;
•reviewing succession plans for key officers and the Board;
•advising our Board on corporate governance matters and any related matters required by Nasdaq and the federal securities laws; and
•assisting our Board in identifying individuals qualified to become Board members; recommending to our Board the director nominees for the next annual meeting of stockholders; and recommending to our Board director nominees to fill vacancies.

Other Members

Jay Leupp	Vicki Mealer -Burke

Independent: 100% Meetings in 2025: 3

18

Board and Governance Matters

Barbara Humpton (Chair)
Social Responsibility Committee
Our Social Responsibility Committee is responsible for, among other things:
•providing an open channel of communication between the Board and management related to social responsibility and sustainability initiatives, including philanthropic and community engagement efforts;
•providing oversight of policies, strategies, programs and risks related to social responsibility and sustainability, including climate change and broader environmental and social matters;
•reviewing the annual social responsibility report and other public disclosures related to sustainability, the environment and social responsibility; and
•making recommendations with respect to stockholder proposals relating to social responsibility and sustainability matters.

Other Members

Georges Antoun	Vicki Mealer -Burke

Douglas Mellinger

Independent: 100% Meetings in 2025: 2

Janet George (Chair)
Technology and Strategy Committee
Our Technology and Strategy Committee is responsible for, among other things:
•overseeing the development and execution of MARA’s strategic technology and product initiatives;
•assessing with management the development and modification of MARA’s technology and product;
•reviewing with management the impact of external developments and other factors on MARA’s technology and product;
•evaluating MARA's execution of its strategic technology and product initiatives; and
•providing an open channel of communication between the Board and management regarding MARA's strategic technology and product initiatives.

Other Members

Georges Antoun	Barbara Humpton

Douglas Mellinger

Independent: 100% Meetings in 2025: 3

2026 PROXY STATEMENT	19

Board and Governance Matters
Board Engagement
Our Board is active and engaged in performing its oversight functions throughout the year.

Meeting Attendance
•Our Board held six formal meetings in 2025
•Each director attended at least 75% of all meetings of the Board and of any committees on which they served during the period such director was on the Board or such committee
•In addition to formal meetings, management provides the Board with monthly updates to keep directors informed on key developments and business performance

Annual Meeting Attendance
•Although we do not have a formal policy regarding attendance by members of our Board at our annual meetings of stockholders, we encourage, but do not require, our directors to attend
•Two of our directors who were serving as directors at the time attended our 2025 annual meeting of stockholders

Executive Sessions	•Independent directors meet in executive session at every regularly scheduled Board meeting

Beyond the Boardroom
•Our directors actively leverage their networks, experience and industry relationships to support MARA’s growth, working alongside our leadership team well beyond their formal governance responsibilities

Board Evaluation Process
Our Nominating and Corporate Governance Committee leads an annual evaluation of our Board, and the Board periodically assesses whether it has the skills, processes, structure and policies necessary to effectively attain its goals and fulfill its responsibilities. The annual evaluation requires each director to complete a detailed questionnaire covering, among other topics: Board and committee composition, including size and mix of skills; allocation of responsibilities among Board committees and their respective fulfillment of those responsibilities; Board and committee meeting procedures; and Board supporting resources, including from our management.
The responses to the questionnaires are collected and compiled into a report, highlighting key themes, strengths and areas for improvement. The compiled results are presented to the entire Board. This readout includes a summary of the findings, notable trends and any significant discrepancies in responses. Board members engage in an open and constructive discussion about the results. They analyze the feedback, share perspectives and identify specific actions to address any identified issues.
While the Nominating and Corporate Governance Committee’s formal evaluation is conducted on an annual basis, directors share their perspectives and suggestions throughout the year. The Nominating and Corporate Governance Committee uses this ongoing and annual feedback when considering Board composition, Board refreshment and other governance matters, as well as in connection with nominating directors to be elected to the Board.
In addition to the Board's self-evaluation process, MARA’s leadership team provides periodic input on the effectiveness of the Board and its committees. Senior members of management who regularly interact with the Board and its committees are invited to share their perspectives on matters such as the quality and focus of Board oversight, the effectiveness of information flow between management and the Board, the clarity of strategic direction provided by the Board and the efficiency of Board and committee meeting procedures. This feedback is intended to offer a complementary perspective to the Board's own assessment, informed by management’s day-to-day experience executing on the company's strategy and working with Board members throughout the year. The Nominating and Corporate Governance Committee reviews and considers this input as part of its broader evaluation process, using it alongside director feedback to identify opportunities to strengthen Board effectiveness and the overall governance of the Company.

20

Board and Governance Matters
Board Oversight Role
Strategic Oversight
The Board has oversight responsibility for management’s establishment and execution of corporate strategy. The Board is actively engaged in overseeing our long-term strategy, including our Bitcoin mining, AI and high-performance computing (“HPC”) operations and growth initiatives, development of new technologies and energy solutions, market opportunities and trends and evolving regulatory and policy developments affecting the digital asset industry and technology and energy sectors. The Board regularly discusses and engages with management on a range of topics throughout the year, including strategic and operational priorities; long-term planning and the competitive landscape for Bitcoin mining, AI, HPC and digital infrastructure; sustainability and energy efficiency initiatives; regulatory, policy and tax developments; and capital allocation, performance against budget and financial risks in support of our strategic objectives.
Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes.

Board of Directors

Primarily responsible for overseeing MARA’s risk management processes. Receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the assessment of risks. Focuses on the most significant risks and general risk management strategy and ensures that risks undertaken by MARA are consistent with the Board’s risk parameters.

Risk and Audit Committee
Oversees MARA’s major financial, operational and cybersecurity risk exposures, including the adequacy of MARA’s internal controls and risk management systems. Monitors the effectiveness of processes to identify, assess and manage significant risks and oversees compliance with legal and regulatory requirements.

Talent, Culture and Compensation Committee
Oversees risks related to executive compensation policies and practices, including whether they encourage excessive or unnecessary risk-taking. Also oversees risks associated with workplace culture and human capital management.

Nominating and Corporate Governance Committee
Oversees risks associated with corporate governance practices, including Board structure and effectiveness, compliance with MARA’s Code of Ethics and governance risks that could impact MARA’s reputation and operations. Also oversees risks associated with succession planning.

Social Responsibility Committee
Oversees risks related to environmental, social and governance matters, including sustainability practices, corporate citizenship initiatives and stakeholder engagement activities that could impact MARA’s long-term risk profile.

Technology and Strategy Committee
Oversees risks related to MARA’s technology initiatives, innovation strategy and emerging technology trends that may affect MARA’s business model or competitive position.

Management

Responsible for the day-to-day handling and mitigation of risks and informing the Board and its committees of changing risks on a timely basis.

2026 PROXY STATEMENT	21

Board and Governance Matters
Compensation Risk Considerations
The Talent, Culture and Compensation Committee, with the assistance of its compensation consultant, periodically reviews our various compensation programs and related policies and practices and believes that the mix and design of the elements of such programs do not encourage our employees, including our executive officers, to take, or reward our employees for taking, inappropriate or excessive risks and accordingly are not reasonably likely to have a material adverse effect on us. In particular, in conducting our review, we consider compensation program attributes that help to mitigate risk, including:

•the mix of cash and equity compensation •the balance of short-term and long-term performance focus •the oversight of an independent Talent, Culture and Compensation Committee
•our Insider Trading Policy, which prohibits the hedging of the economic interest in our securities
•our annual bonus and long-term incentive plans, which are subject to the achievement of performance metrics and offer upside leverage that is within reasonable market norms and provide for capped payouts

Sustainability/Environmental, Social and Governance
Sustainability and environmental, social and governance (“ESG”) considerations are important elements of MARA’s long-term strategy and risk management framework. The Board and Social Responsibility Committee oversee MARA’s initiatives and performance related to environmental stewardship, social responsibility and governance practices. The Social Responsibility Committee meets regularly with members of management to review ESG-related priorities, monitor progress against goals and discuss emerging trends and stakeholder expectations. Management provides the Social Responsibility Committee with periodic reports on key ESG initiatives, including energy sourcing strategies, efforts to improve mining efficiency and reduce carbon intensity, community and workforce engagement activities and broader sustainability risks and opportunities.
In connection with these reviews, the Board and its committees consider how ESG factors, particularly those related to energy consumption, regulatory developments and stakeholder expectations, may impact MARA’s business strategy and long-term value creation. This oversight structure ensures that sustainability topics are integrated into our strategic and operational planning and that our ESG efforts align with MARA’s broader business objectives.
Human Capital Management
Our highly competitive business requires skilled and motivated employees and leaders with the necessary expertise to execute our innovation, transformation and growth strategies. Developing and retaining top talent is a priority. The Board and Talent, Culture and Compensation Committee regularly discuss with management MARA’s continuous efforts to attract and retain the caliber of employee with the type of knowledge and skills necessary to realize our goals. Both our directors and management set a “tone at the top” through regular meetings with our most senior human resources executive to discuss culture, talent strategy and leadership development and staying ahead of market trends by identifying early the skills needed for our future; developing compensation programs that incentivize employees to pursue goals that align with our strategies and operational imperatives; designing strategies to attract a comprehensive range of skills and perspectives; and designing strategies to bridge any gaps in our succession plans by cultivating our in-house talent or engaging third parties.

22

Board and Governance Matters
2025 Stockholder Engagement and Director Communications
We are committed to regular stockholder engagement and solicited our stockholders’ views on financial performance, governance, compensation and other matters in 2025.

Outreach
•Throughout 2025, we participated in numerous investor conferences, non-deal roadshows – including our first-ever non-U.S. non-deal roadshows across Europe and the Middle East – and approximately 350 meetings by phone or video conference with stockholders.
•We engaged with top stockholders representing over 40% of shares outstanding as of year end.

What We Discussed
•Our Chief Executive Officer, Chief Financial Officer, General Counsel, Vice President of Investor Relations and other members of our management team and Board participated in one-on-one and group discussions, sharing their views on MARA’s strategy and our strategic positioning, operational priorities, governance structure and executive compensation.

What We Did in Response
•We held quarterly earnings conference calls open to all investors, which included Q&A sessions. These calls were announced to the public in advance, and we provided an opportunity for investors to participate via audio or webcast. A recording of each earnings call webcast and Q&A was made available following the call.
•We continued issuing our quarterly stockholder letters, providing stockholders with a more comprehensive and direct overview of our financial performance, operational developments, strategic priorities and outlook. We believe this approach promotes greater transparency and enables a clearer understanding of our long-term value creation strategy relative to a more traditional earnings release.
•We periodically published and distributed additional materials for our investors, leveraging our social media publications.
•We published press releases regarding our accomplishments and strategic initiatives.

Stockholders who wish to communicate with our Board may do so by e-mail by using the following email address: ir@mara.com, or by submitting a comment via our website at mara.com in the Contact section of the Investors tab. Communications sent in accordance with this process will be transmitted to the appropriate Board members.
Other Governance Policies and Practices
Share Ownership Policy
We recognize the importance of aligning the interests of our management and directors with those of our stockholders. As a result, the Talent, Culture and Compensation Committee has adopted a share ownership policy for executive officers and non-employee directors. Under this policy, executive officers are expected to accumulate qualifying equity of the Company having a value equal to 5x their annual base salary, and non-employee directors are expected to hold at least $500,000 in MARA equity. Qualifying equity includes common stock and unvested RSUs, measured at the greater of grant-date or current market value.
Executive officers are expected to meet their ownership requirement within three years of appointment, or within five years if promoted into their role. Non-employee directors are expected to meet their ownership requirement within three years of appointment.

2026 PROXY STATEMENT	23

Board and Governance Matters
Our stock ownership guidelines also include a retention requirement. Until an individual has reached their required ownership level, the individual may not sell or transfer any MARA shares. Once the required ownership level is reached, the individual may not sell or transfer shares at any time if doing so would cause them to fall below their required ownership threshold. These transfer restrictions do not apply to shares withheld to satisfy tax obligations upon the vesting of RSUs.
As of December 31, 2025, all of our directors and Named Executive Officers were in compliance with or exceeded the share ownership policy, either by meeting the applicable minimum ownership requirement or by satisfying the retention requirement.
Availability of Corporate Governance Documents
Our key corporate governance documents, including our written Code of Ethics, Insider Trading Policy and the charters of our Board committees, are available on our website at mara.com in the Governance section of the Investors tab.
Code of Ethics
Our Board has adopted the Code of Ethics, which applies to our directors, executive officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, or controller, or persons performing similar functions. Our Code of Ethics is available on our website at mara.com in the Governance section of the Investors tab.
We intend to disclose future amendments to our Code of Ethics, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, or our directors, on our website identified above.
Insider Trading Policy; Hedging and Pledging
Our Board has adopted an insider trading policy (our “Insider Trading Policy”) governing the purchase, sale and other dispositions of our securities by our directors, officers, employees and contractors. Our Insider Trading Policy prohibits our directors, officers and employees from hedging the economic interest in our securities, and from pledging our securities. Our Insider Trading Policy is available on our website at mara.com in the Governance section of the Investors tab, and as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Related Person Transactions
Since January 1, 2025, other than as disclosed below, we have not entered into any transactions, nor are there any currently proposed transactions, between us and any of our directors, director nominees, executive officers or persons who own more than five percent of a registered class of our securities, and each of their respective immediate family members (each, a “related person”), where the amount involved exceeds, or is reasonably expected to exceed, $120,000 in a single fiscal year, and in which the related person has or will have a direct or indirect material interest (each, a “related person transaction”).
Auradine
In September 2023, MARA entered into an agreement with Auradine, Inc. (“Auradine”) to secure certain rights to future purchases by MARA from Auradine for which MARA paid $15.0 million. During the third quarter of 2024, MARA purchased additional shares of Auradine preferred stock with a purchase price of $0.8 million, bringing the Company’s total investment holdings in Auradine to $50.7 million based upon previous purchases of additional preferred stock and a Simple Agreements for Future Equity instrument. During the year ended December 31, 2025, MARA converted $1.2 million from its previously outstanding Auradine Simple Agreement for Future Equity (SAFE) investment into preferred stock and purchased additional shares of Auradine preferred stock for a purchase price of $20.0 million. As of December 31, 2025, MARA’s total investment holdings in Auradine was $85.4 million, reflecting prior purchases of preferred stock, the exercise of a warrant to acquire common stock and adjustments to the carrying value of the investment in accordance with ASC 321. MARA holds one seat on Auradine’s board of directors, which currently is filled by Mr. Thiel, our Chief Executive Officer and Chairman.

24

Board and Governance Matters
During the years ended December 31, 2025 and 2024, MARA advanced payments of $136.7 million and $84.5 million, respectively, to Auradine for product purchases, with an outstanding balance to be fulfilled of $2.1 million and $40.7 million at the end of each period, respectively. As of December 31, 2025, MARA had no outstanding commitment to Auradine, as all previously committed amounts had been paid in full.
Policies and Procedures for Related Person Transactions
Our Risk and Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions.” In approving or disapproving any such transaction, our Risk and Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our Risk and Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, whether such transaction would impair the independence of an outside director, whether such transaction would present an improper conflict of interest for any of our directors or executive officers, whether the transaction is part of the ordinary course of business and the extent of the related person’s interest in the transaction. Any member of our Risk and Audit Committee who has an interest in a potential related person transaction under discussion will abstain from voting on the approval of such transaction. If a related person transaction will be ongoing, our Risk and Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related person.
Family Relationships
There are no family relationships between any of our director nominees, continuing directors or executive officers.
Agreements with Directors or Executive Officers
None of our director nominees, continuing directors or executive officers were selected pursuant to any arrangement or understanding.
Legal Proceedings with Directors
There are no legal proceedings related to any of our director nominees, continuing directors or executive officers which are required to be disclosed pursuant to applicable SEC rules.

2026 PROXY STATEMENT	25

Director Compensation

Director Compensation Program
We structure the compensation program for non-employee directors to reflect the significant time commitment, responsibilities and risks associated with serving on the board of a complex and highly regulated company, as well as to remain competitive with peer practices. Our industry presents unique challenges that can make recruiting and retaining highly qualified directors more difficult, including heightened regulatory oversight, evolving compliance requirements and increased scrutiny from stakeholders. In addition, service on our Board requires substantial engagement beyond regular meetings, including deep oversight of strategic, operational and risk matters and responsiveness to a dynamic external environment. Directors also dedicate significant time to engage with management as subject matter experts outside of formal meetings. As a result, we provide a compensation program designed to appropriately recognize these demands and to attract and retain directors with the experience and expertise necessary to effectively oversee our business.
Our Talent, Culture and Compensation Committee, consisting entirely of independent directors, has primary responsibility for periodically reviewing and considering any revisions to director compensation. The Board believes that each of our non-employee directors should be compensated through a mix of cash and equity-based compensation. The following charts describe each component of our non-employee director compensation program for 2025.

Non-employee Director Compensation	Additional Annual Cash Retainers

Lead Independent Director - $35,000
Committee Chair - $50,000
Committee Member - $30,000

Our non-employee director compensation program consists of a combination of cash retainers and equity awards. Directors receive an annual cash retainer of $100,000 for Board service, along with an additional $30,000 annual retainer for committee membership. Committee chairs receive an annual retainer of $50,000. In February 2026, the Board approved an increase in the Lead Independent Director’s annual cash retainer from $35,000 to $50,000. In addition, non-employee directors are granted annual equity awards in the form of RSUs with a target value of $600,000.
Director fees are payable in arrears in quarterly installments and are prorated for any partial quarter of Board or committee service. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Directors do not receive additional fees for meeting attendance.
This information does not include compensation paid to Mr. Thiel, our Chief Executive Officer and Chairman of the Board, who does not receive any additional compensation for his service as a director. Information regarding Mr. Thiel’s compensation paid in 2025 is described in the tables and narrative discussion in the sections titled “Compensation Discussion and Analysis” and “Executive Compensation Tables.”

26

Director Compensation
2025 Director Compensation Table
The following table sets forth all compensation paid or awarded to our non-employee directors for service to us during 2025. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Georges Antoun	$167,500	$600,000	$767,500
Janet George	$202,500	$600,000	$802,500
Barbara Humpton	$210,000	$600,000	$810,000
Jay Leupp	$187,500	$600,000	$787,500
Vicki Mealer-Burke	$210,000	$600,000	$810,000
Douglas Mellinger	$245,000	$600,000	$845,000
(1)Consists of RSUs granted for Board service in 2025. Amounts reflect the grant date fair value of RSUs granted for service to the Company during the year computed in accordance with ASC Topic 718. The grant date fair value was based on the Company’s closing stock price of $13.92 on February 28, 2025, the grant date.
The aggregate number of outstanding stock awards held by each of our independent directors as of December 31, 2025 consisted of 43,103 RSUs.

2026 PROXY STATEMENT	27

Audit Matters

PROPOSAL 2

Ratification of Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

Our Board unanimously recommends a vote “FOR” the Ratification of Appointment of Independent Registered Public Accounting Firm

Our Risk and Audit Committee has selected PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. PwC has audited our financial statements since 2025. Services provided to us and our subsidiaries by Marcum LLP (“Marcum”), our former independent registered public accounting firm, for the fiscal year ended December 31, 2024 are described below within the section of this Proxy Statement titled “Auditor Fees and Services.”
Neither our governing documents nor applicable law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, our Board is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Risk and Audit Committee will reconsider whether to continue retaining PwC. Even if the selection is ratified, our Risk and Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in our and our stockholders’ best interests.
Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Required Vote
The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this Proposal No. 2. Abstentions will have no effect on the outcome of the vote on this proposal.
This proposal is considered a routine matter. Because a bank, broker or other nominee may vote without instructions on this matter, we do not expect any broker non-votes to result for this proposal. If no contrary indication is made, returned proxies will be voted “FOR” this proposal.

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Audit Matters
Selection and Engagement of Audit Firm
On March 6, 2025, the Risk and Audit Committee completed a competitive process to determine MARA’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Following that process, on March 6, 2025, we informed Marcum of its dismissal as our independent registered public accounting firm for the 2025 fiscal year, effective immediately.
The reports of Marcum on MARA’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During MARA’s fiscal years ended December 31, 2024 and December 31, 2023, and during the subsequent interim period through March 6, 2025, there were (1) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness related to the ineffective design or implementation of information technology general controls or an alternative key manual control to prevent or detect material misstatements in revenue which was identified as of December 31, 2023 and remediated as of December 31, 2024.
We provided Marcum with a copy of our disclosures prior to our filing with the SEC and requested that Marcum furnish MARA with a letter addressed to the SEC stating whether or not Marcum agrees with the above statements. The letter from Marcum was filed as Exhibit 16.1 to MARA’s Current Report on Form 8-K filed on March 10, 2025.
Following the competitive process to determine MARA’s independent registered public accounting firm, on March 6, 2025, the Risk and Audit Committee appointed PwC as MARA’s independent registered public accounting firm for the fiscal year ending December 31, 2025. On March 6, 2025, we informed PwC of the committee’s decision.
The Risk and Audit Committee elected to retain PwC again as MARA’s independent registered public accounting firm for the fiscal year ended December 31, 2026.
Auditor Fees and Services
The following table summarizes the aggregate fees for professional audit services and other services rendered by PwC and Marcum for the years ended December 31, 2025 and 2024, respectively:

	Year Ended December 31,
Category of Fees	2025	2024
Audit Fees	$975,000	$1,552,210
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	470,755	242,050
Total:	$1,445,755	$1,794,260

2026 PROXY STATEMENT	29

Audit Matters
Audit Fees
Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements and review of other filings in connection with our annual financial statements.
Audit-Related Fees
There were no audit-related fees for the years ended December 31, 2025 and 2024.
Tax Fees
There were no tax fees for the years ended December 31, 2025 and 2024.
All Other Fees
All other fees consist of fees for miscellaneous items, including fees related to the review of our registration statements and comfort letters.
Risk and Audit Committee Pre-approval Policy
Our Risk and Audit Committee’s policy is to pre-approve all audit, audit-related and permissible non-audit services, including tax and other services, performed by our independent registered public accounting firm. Under our Risk and Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, our Risk and Audit Committee may pre-approve particular services on a case-by-case basis. All services provided by our independent registered public accounting firm were approved by our Risk and Audit Committee.

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Audit Matters
Risk and Audit Committee Report
Our Risk and Audit Committee is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our system of internal controls, our legal and regulatory compliance and compliance with our Insider Trading Policy and Code of Ethics. Our Risk and Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under applicable Nasdaq rules, as well as the independence requirements applicable to audit committee members under applicable SEC rules. In addition, our Board has determined that Mr. Leupp, the chair of our Risk and Audit Committee, qualifies as an “audit committee financial expert” under applicable SEC rules.
Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. PwC, our independent registered public accounting firm for fiscal year 2025, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with U.S. generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, based on criteria established in the Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Our Risk and Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, our Risk and Audit Committee met with management and PwC to review and discuss the audited consolidated financial statements as of and for the year ended December 31, 2025 and obtained from management their representation that our financial statements have been prepared in accordance with U.S. generally accepted accounting principles. In addition, management represented that, as of December 31, 2025, we maintained effective internal control over financial reporting.
Our Risk and Audit Committee also discussed with PwC the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the integrated audit of our audited consolidated financial statements. Our Risk and Audit Committee has received the written communications from PwC required by applicable requirements of the PCAOB regarding PwC’s communication with our Risk and Audit Committee concerning independence and has discussed with PwC its independence.
Our Risk and Audit Committee operates under a written charter, which was adopted by our Board and is assessed annually for adequacy by our Risk and Audit Committee. Our Risk and Audit Committee held four meetings during the year ended December 31, 2025, including meetings with PwC, and with and without management present. In performing its functions, our Risk and Audit Committee acts only in an oversight capacity. It is not the responsibility of our Risk and Audit Committee to determine that our financial statements are complete and accurate, are presented in accordance with U.S. generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, our Risk and Audit Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.
Based upon our Risk and Audit Committee’s review and discussions with management and PwC, and subject to the limitations of our Risk and Audit Committee’s role and responsibilities referred to above and in our Risk and Audit Committee charter, our Risk and Audit Committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

RISK AND AUDIT COMMITTEE __________________ Jay Leupp (Chair) Georges Antoun Janet George
Our Risk and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

2026 PROXY STATEMENT	31

Executive Officers

Set forth below is information regarding each of our executive officers as of April 30, 2026:

Fred Thiel Chief Executive Officer and Chairman of the Board	Age: 65 Date first elected or appointed: April 24, 2018

Mr. Thiel’s biography can be found in the section titled “Our 2026 Directors and Nominees—Director Biographies.”

Salman Khan Chief Financial Officer	Age: 47 Date first elected or appointed: June 14, 2023

Salman Khan has served as Chief Financial Officer since June 14, 2023. Mr. Khan oversees a broad set of enterprise functions beyond traditional financial oversight, including legal, information technology, investor relations, treasury, digital asset management, internal audit, tax, accounting and financial planning and analysis. His responsibilities have also encompassed corporate development, including MARA's M&A and strategic partnership efforts. He also serves as a MARA-appointed director on the board of Exaion, the Company's European digital infrastructure subsidiary.
Since joining MARA, Mr. Khan has led over $5 billion in capital markets and balance sheet transactions. Mr. Khan also led the transition from an asset-light Bitcoin mining model to a vertically integrated digital infrastructure platform. He has overseen the acquisition and ongoing integration of Exaion, helped establish a joint venture for HPC and AI data center development and built MARA's institutional bitcoin treasury strategy.
Prior to MARA, Mr. Khan served from 2021 to 2023 as Chief Financial Officer of Verb Technology Company, Inc., a Nasdaq-listed SaaS company, where he led the strategic divestiture of the company's core business. From 2006 to 2021, Mr. Khan held progressive senior executive roles at Occidental Petroleum Corporation and its spinoff, California Resources Corporation, including Division Chief Financial Officer, Director of Renewable Energy, and Director of Corporate Development. His 15-year energy tenure spanned capital allocation, infrastructure operations, M&A execution and renewable energy development. Mr. Khan began his career with eight years at Arthur Andersen, PricewaterhouseCoopers and Ernst & Young, serving clients across the technology, media, telecommunications, entertainment and biotechnology sectors. Mr. Khan holds an MBA from the University of Michigan, Ross School of Business, and is a licensed Chartered Certified Accountant (UK).

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Executive Officers

Zabi Nowaid General Counsel and Corporate Secretary	Age: 44 Date first elected or appointed: October 2, 2023

Zabi Nowaid has served as General Counsel and Corporate Secretary of MARA since October 2, 2023, where he leads the Company’s global legal strategy and oversees all aspects of its legal and corporate governance functions. Mr. Nowaid is a member of the executive leadership team and has played a central role in shaping MARA’s growth trajectory by leading and advising on the Company’s most significant and transformational transactions, strategic initiatives and commercial arrangements across its digital infrastructure and platform.
Prior to joining MARA, Mr. Nowaid served as Senior Vice President, General Counsel and Corporate Secretary of Open English, a global education technology company backed by TCV and Insight Partners, from 2022 to 2023, where he helped guide the company through a period of operational and strategic evolution. From 2020 to 2022, he served as General Counsel of Verb Technology Company, Inc., where he led legal strategy during a critical phase of the company’s development and capital markets activities.
Earlier in his career, Mr. Nowaid held leadership roles at Occidental Petroleum Corporation and its spinoff, California Resources Corporation, from 2013 to 2020. In these roles, he was involved in complex, high-value transactions and corporate initiatives. Mr. Nowaid began his legal career at White & Case LLP, advising technology companies and financial institutions on a wide-range of corporate transactions.
Mr. Nowaid holds a B.A. from the University of California, Berkeley, and a J.D. from the University of California, College of the Law, San Francisco.

2026 PROXY STATEMENT	33

Executive Compensation

PROPOSAL 3

Advisory Vote to Approve Named Executive Officer Compensation

Our Board unanimously recommends a vote “FOR” the Approval of Named Executive Officer Compensation

In accordance with SEC rules, we are asking you to approve, on an advisory basis, a resolution on the compensation paid to our Named Executive Officers (as defined below) as reported in this Proxy Statement. This “say-on-pay” proposal gives you the opportunity to provide feedback on our 2025 executive compensation program for our Named Executive Officers.
In deciding how to vote on this proposal, the Board encourages you to review the Compensation Discussion and Analysis in this Proxy Statement for a detailed description of our executive compensation practices, philosophy and objectives. The Board believes that our compensation policies for our Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our stockholders.
This year’s say-on-pay proposal is not intended to address any specific item of compensation, but rather the overall compensation that was paid in 2025 to our Named Executive Officers resulting from our compensation practices, philosophy and objectives as described in this Proxy Statement. Because your vote on this proposal is advisory, it will not be binding upon the Board or the Talent, Culture and Compensation Committee. However, the Board and the Talent, Culture and Compensation Committee value the opinions expressed by our stockholders and will review the voting results on this proposal in connection with their ongoing evaluation of our executive compensation program.
The text of the resolution in respect of Proposal No. 3 is as follows:
RESOLVED, that the compensation paid to our Named Executive Officers for 2025 as set forth in the Compensation Discussion and Analysis, the compensation tables and the related disclosure in this Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, is hereby approved on an advisory basis.
Required Vote
The approval, on an advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this Proposal No. 3. Abstentions will have no effect on the outcome of the vote on this proposal.
This proposal is considered a non-routine matter. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. If no contrary indication is made, returned proxies will be voted “FOR” this proposal.

34

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2025 and provides an overview of our executive compensation philosophy and objectives. In addition, it analyzes how and why the Talent, Culture and Compensation Committee (in this section, the “Compensation Committee”) made the specific compensation decisions for our Named Executive Officers (listed below). It is intended to be read together with the 2025 Summary Compensation Table and the related tables and narrative discussions set forth below.
This section contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to our current plans, expectations and determinations regarding our executive compensation programs, policies and practices. The actual compensation programs, policies and practices that we adopt in the future may differ materially from those discussed in this section. Please refer to the section of this Proxy Statement titled “Cautionary Note Regarding Forward-Looking Statements” for additional information.
For 2025, our Named Executive Officers were:

Fred Thiel our Chief Executive Officer and Chairman of our Board	Salman Khan our Chief Financial Officer	Zabi Nowaid our General Counsel and Corporate Secretary

Compensation Discussion and Analysis Roadmap

		Page

Executive Summary	Summary of our key business and performance highlights, our 2025 executive compensation highlights, our corporate governance and executive compensation-related policies and practices and our most recent stockholder advisory vote and engagement on the compensation of our Named Executive Officers	36

Executive Compensation Philosophy and Objectives	Discussion of our compensation philosophy and objectives	43

Compensation-Setting Process	Summary of how the Compensation Committee oversees our executive compensation program and sets executive pay, as well as the roles of management and the compensation consultant, and the competitive positioning of our primary executive compensation elements	45

Compensation Elements	Discussion and analysis of our primary executive compensation elements	49

Other Compensation Elements	Discussion of our health and welfare benefit plans and our policy on perquisites and other personal benefits	56

Employment Agreements	Discussion of our use of written executive employment agreements	57

Post-Employment Compensation	Discussion of executive severance and change-in-control arrangements	58

Other Compensation Policies	Description of various additional policies that impact the effective administration of our executive compensation program	59

Tax and Accounting Considerations	Description of significant income and other tax requirements and accounting rules that may impact our executive compensation program	60

2026 PROXY STATEMENT	35

Executive Compensation
Executive Summary
Key 2025 Business Highlights
In 2025, we continued to scale our operations, strengthen our balance sheet and advance our strategic evolution into an integrated energy and digital infrastructure company. Key business highlights include:

Financial Highlights
•Activated 28% of our bitcoin holdings as of December 31, 2025
•Generated approximately $32.1 million of interest income through lending bitcoin under our digital asset management strategy
•Issued $1.025 billion aggregate principal amount of zero-coupon convertible notes due 2032
•Commenced a new $2.0 billion at-the-market offering program in March 2025; no shares were sold under the program during the fourth quarter
•Began selectively monetizing bitcoin in the second half of 2025 to fund operations and enhance financial flexibility

Operational Highlights
•Expanded owned energy portfolio with the acquisition of a 240 MW interconnection capacity wind farm (114 MW nameplate capacity) in Texas
•Grew our Nebraska data center footprint by approximately 40% through the acquisition of a 42 MW facility (January 2026)
•Continued to increase energized hashrate and improve fleet efficiency across owned and operated sites
•Revenue per employee of $3.4 million in 2025

Strategic Highlights
•Entered into a strategic agreement with Starwood Digital Ventures to jointly develop, finance and operate AI and HPC infrastructure across select power-rich sites (February 2026)
•Acquired a majority equity interest in Exaion SaS, a subsidiary of multinational electric utility company EDF, to strengthen HPC, secure cloud and AI infrastructure capabilities (February 2026)

36

Executive Compensation
Key 2025 Executive Compensation Highlights
Total compensation reported in the Summary Compensation Table for our Named Executive Officers decreased year over year for 2025 compared to 2024, including a reduction of approximately 37% for our Chief Executive Officer. Importantly, no modification or other special action was taken by the Compensation Committee with respect to equity awards granted in 2025, unlike 2024, when a one-time accounting modification to previously granted equity awards resulted in higher reported compensation in the Summary Compensation Table, without reflecting any additional compensation paid or awarded to the Named Executive Officers.
The Compensation Committee took the following actions with respect to the compensation of our Named Executive Officers:

Base Salary
Approved annual base salaries for Mr. Thiel of $978,500, Mr. Khan of $643,750 and Mr. Nowaid of $386,250. In determining 2025 base salaries, the Compensation Committee considered 2024 base salary levels, individual performance, role scope and market data, and applied modest increases of approximately 3% to reflect cost-of-living adjustments and maintain competitive positioning.

Annual Cash Bonus Awards
Approved cash bonuses under our 2025 annual cash bonus plan at 100% of our Named Executive Officers’ target maximum annual cash bonus opportunities, including a cash bonus for Mr. Thiel in the amount of $2,201,625. Bonus payouts were based on pre-established performance goals, primarily the Company’s Hashrate Hours metric, for which performance exceeded target, as well as individual performance goals for Messrs. Khan and Nowaid.

Long-Term Incentive Compensation
Granted RSU and PSU awards that may be earned and settled for shares of our common stock with grant date fair values in aggregate amounts ranging from $5,136,543 to $19,518,868. The Compensation Committee determined award values based on individual performance, role and responsibilities and competitive positioning relative to peer group companies. PSU awards are subject to the achievement of pre-established performance metrics, including the Operational PSUs and relative TSR.

Pay Mix
The charts below represent 2025 compensation mix for (i) the Chief Executive Officer and (ii) as an average for the other Named Executive Officers. Amounts represent base salary, earned annual cash bonus awards and the grant date fair value of the grants made to our Named Executive Officers pursuant to the 2025 LTIP.
CEO
Other NEOs

2026 PROXY STATEMENT	37

Executive Compensation
Stockholder Engagement and Responsiveness to 2025 Say-on-Pay Vote

Vicki Mealer-Burke Chair of the Compensation Committee
“We value the opinions of our stockholders and view the say-on-pay vote as a meaningful opportunity to receive feedback about the Company’s executive compensation program, supplementing our ongoing engagement efforts throughout the year. This feedback helps the Board of Directors ensure the Company’s program remains aligned with stockholders’ interests and responsive to their concerns.”

At our 2025 annual meeting of stockholders, our non-binding, stockholder advisory vote on the compensation of our Named Executive Officers (the “say-on-pay vote”) received approximately 21.6% of the votes cast (for and against) in support of our executive compensation program. Our Board was disappointed with the outcome of this vote and sought to better understand the factors underlying it.
Our Compensation Committee chair led a comprehensive engagement effort to capture feedback and inform the committee’s response to the say-on-pay vote. We contacted 15 stockholders representing approximately 35% of our total, non-affiliated voting power to discuss their views and concerns about our program. We ultimately met with representatives of eight of these stockholders (representing approximately 30% of our total non-affiliated voting power) and received feedback on our executive compensation program. All meetings were with stockholders which had voted against the say-on-pay proposal. Members of our senior leadership team, the Compensation Committee Chair and our Lead Independent Director participated in these meetings.
Key Themes from Stockholder Engagement and Actions Taken
The feedback and perspectives that we received from stockholders provided us with valuable and direct insight on our executive compensation program. Throughout the engagement meetings, we heard a range of diverse stockholder perspectives. However, the Compensation Committee observed four key themes that emerged across our meetings as reasons that a majority of stockholders did not support our say-on-pay proposal, including (i) concerns regarding the rigor, strategic alignment and time horizon of our long-term incentive plan, (ii) the level of disclosure of the design of the annual cash bonus program, (iii) the lack of clarity regarding the committee’s rationale for modifying the comparator index for the 2024 PSU awards; and (iv) the magnitude of pay for our Named Executive Officers and non-employee directors. Stockholders also emphasized the importance of transparency around our short-term and long-term incentive program performance metrics and actual results measured against these metrics.
The table below summarizes feedback relating to these key themes, together with our response and perspective.

What We Heard	What We Did

Short-Term Incentive Program Disclosure Stockholders encouraged us to disclose our rationale for the metrics used under our short-term incentive program
Disclosure
•In response, we enhanced our disclosure to provide additional context around the selection and design of our performance metric, Hashrate Hours.
Plan Design
•For 2026, we redesigned the annual cash bonus program to replace Hashrate Hours with operating costs per megawatt hour (“OpEx per MWh”) as the core performance metric. OpEx per MWh was selected because it more directly reflects operational efficiency and serves as a strong indicator that performance outcomes are within management’s control.

38

Executive Compensation

What We Heard	What We Did

Long-Term Incentive Program
2024 Goal Modification
Stockholders expressed that the mid-period modification of the 2024 PSUs’ relative TSR comparator index without a clear rationale was a significant concern

2024 compensation decision
•We shared that after the performance period commenced, a significant portion of the initial peer comparator group, composed of Bitcoin mining companies, changed their strategic focus by pivoting away from Bitcoin mining, eroding the group’s utility as meaningful benchmark against which to evaluate MARA’s TSR.
Future compensation decisions
•The Compensation Committee understands stockholders’ concerns and believes this modification was an extraordinary action in response to exceptional circumstances. The Committee commits not to modify performance goals in the future absent extraordinary circumstances.

Performance Measurement Period
Stockholders disfavored the one-year performance period used to measure our relative TSR performance, which they generally viewed as misaligned with their investment time horizon and too short to incentivize long-term value creation

2025 award changes
•We expanded the relative TSR performance period for our 2025 awards to two years, compared to a one-year performance period for our 2024 awards.
2026 award changes
•For 2026, we have extended the performance period used for measuring our relative TSR performance to three years. Our financial and operational goals continue to use one-year performance periods due to difficulties inherent in establishing long-term goals in an uncertain macroeconomic environment and volatility in Bitcoin mining and AI/HPC industries.
•However, we have restructured our LTIP design for 2026 to use relative TSR performance as a modifier, such that amounts earned based on our one-year financial and operational performance, which vest over three years, will be modified upwards or downwards based on our three-year TSR performance relative to the Russell 2000 Index.

Relative TSR Performance
Stockholders questioned the rigor and payout range used for our 2024 PSUs, particularly the use of a narrowly-defined comparator group of peer companies and that the 2024 awards achieved an above-target payout despite negative absolute TSR performance

We have significantly redesigned how we measure MARA’s relative TSR performance in response to stockholders’ feedback:
2025 award design
•Beginning with our 2025 awards, we now measure our performance relative to that of the Russell 2000 Index to ensure we assess performance against an appropriately broad measure of market comparison.
2026 award design
•The 2025 relative TSR awards provided for a two-year performance period; based on feedback received, we have further extended the performance period used for our 2026 relative TSR awards to three years to enhance long-term alignment
•We must outperform relative to the Russell 2000 – at the 55th percentile of the index – in order to achieve a target payout under the 2026 awards

2026 PROXY STATEMENT	39

Executive Compensation

What We Heard	What We Did

Compensation
Named Executive Officer Pay Quantum
Stockholders expressed concerns as to the magnitude of actual total compensation for Named Executive Officers relative to company size, stock performance and peers

Annual bonus opportunity
•We restructured bonus scaling for 2026 to provide a threshold achievement level of 75% of target, below which no bonus payout will occur, and removed upside opportunities to emphasize long-term performance, with payouts capped at 100% of target.
Long-term incentive opportunity
•We also restructured the scaling for our PSUs to introduce a threshold achievement level of 70% of target for our corporate performance metrics.
Other considerations
•In addition, we redesigned the peer group used for 2026 decision-making, removing five companies and adding 14 to ensure appropriate market data comparisons.
•Our Named Executive Officers’ 2025 and 2026 target pay opportunities were held flat relative to 2024, other than modest cost-of-living adjustments to base salaries.

Director Compensation Stockholders expressed concerns as to the magnitude of compensation received by non-employee directors	Disclosure •We enhanced disclosure of our rationale for maintaining current program structure.

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Executive Compensation
The table below summarizes feedback relating to these key themes, together with our response and perspective.

Topic	2024	2025	2026

Short-Term Incentive Program Payout Curve	•Goal: Hashrate Hours •Payout ranging from 0% to 100% of target, with no performance threshold for payout		•Goal: OpEx per MWh •Threshold of 75% of target performance required for payout at 50% of target; payouts capped at target

Long-Term Incentive Program RSU Vesting	•N/A (only PSUs granted in 2024)	•30% vested immediately upon grant	•Immediate vesting removed •Three-year quarterly pro-rata vesting

Performance Metrics	•One-year relative TSR (weighted 100%)	•Hashrate Hours (weighted 41%) •Total Exahash (weighted 20%) •Megawatts (weighted 20%) •Two-year relative TSR (weighted 19%)	•Economic Triad Megawatt Capacity (weighted 75%) •Annual Recurring Revenues (weighted 25%) •Three-year relative TSR modifier

Relative TSR Performance Period	•One-year relative TSR performance period	•Two-year relative TSR performance period	•Three-year relative TSR modifier performance period

Our Board and the Compensation Committee will continue to carefully consider the annual result of the say-on-pay vote, as well as stockholder feedback received throughout the year, when making decisions on the design and structure of, and decisions under, our executive compensation program.
Our stockholders are invited to express their views to our Board of Directors and the Compensation Committee as described under “Board and Governance Matters – 2025 Stockholder Engagement and Director Communications” in this Proxy Statement.
In addition, consistent with the recommendation of our Board and the preference of our stockholders as reflected in the non-binding, advisory vote on the frequency of future say-on-pay votes held at our 2024 annual meeting of stockholders, we intend to hold a say-on-pay vote every year. This policy will remain in effect until the next stockholder vote on the frequency of non-binding, advisory votes on the compensation of our named executive officers, which is expected to be held at our 2030 annual meeting of stockholders.

2026 PROXY STATEMENT	41

Executive Compensation
Executive Compensation Policies and Practices
Our executive compensation program is supported by policies and practices that reinforce our compensation philosophy, align with long-term stockholder interests and mitigate compensation-related risk. The Compensation Committee regularly reviews the program to ensure alignment with our strategic objectives, taking into account the dynamic nature of our business, industry and competitive talent markets. Key aspects of these policies and practices include:

What We Do	What We Don’t Do

  Independent Compensation Committee. All executive compensation decisions are approved by the Compensation Committee, which is comprised solely of independent directors as defined under SEC and Nasdaq rules.

  No Special Executive Retirement Plans. We do not offer defined benefit pensions, nonqualified deferred compensation or special retirement arrangements. Executives participate in our Section 401(k) Plan on the same basis as other salaried employees.

  Independent Compensation Consultant. The Compensation Committee has retained Compensia, Inc. (“Compensia”) to provide advice, analysis and support for our executive compensation program and additional assurance that our program is competitive in the marketplace.

  No Special Health or Welfare Benefits. We do not provide our executive officers, including our Named Executive Officers, with any unique or special health or welfare benefit plans. They participate in the same Company-sponsored health and welfare benefits plans as our other full-time, salaried employees, with the exception of an annual executive physical benefit beginning in 2026.

Clawback Policy. We maintain a Nasdaq- and SEC-compliant clawback policy covering erroneously awarded incentive compensation, including equity, for current and former executive officers.

  No Excise Tax or Other Tax “Gross-Up” Payments. We do not provide any “golden parachute” excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change of control of MARA or tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits.

  “Double-Trigger” Change-of-Control Arrangements. Under our employment agreements with our executive officers, all change-of-control payments and benefits require both a change of control and a qualifying termination.

  Insider Trading Prohibited. Under our insider trading policy, our employees, including our executive officers, and members of our Board are prohibited from engaging in transactions involving our securities, or the securities of other companies with which we do business, while aware of material non-public information.

Long-Term Vesting. Equity awards typically vest over three or four years, supporting retention and alignment with stockholders.

  Annual Executive Compensation Review. The Compensation Committee conducts an annual review of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile.

  No Hedging or Pledging of Equity Securities. Under our Insider Trading Policy, we prohibit our employees, including our executive officers, and members of our Board from engaging in hedging transactions or short sales, pledging our securities as collateral for a loan, purchasing our securities on margin or placing our securities in a margin account.

Succession Planning. The Compensation Committee reviews the risks associated with our key executive positions to ensure adequate succession plans are in place.

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Executive Compensation Philosophy and Objectives
The primary objective of our executive compensation program is to compensate our executives in a manner that will attract, retain and motivate talented individuals with the skills needed to manage a complex and growing business, in a competitive and dynamic industry, while creating sustainable long-term value for our stockholders. We recognize there is significant competition for talented executives, and it can be particularly challenging for companies in highly regulated industries to recruit and retain experienced executives for various reasons, including the limited number of professionals with the industry expertise necessary to successfully manage these businesses, and perceptions that the risk profile associated with these businesses demands higher compensation. Accordingly, it can be difficult to attract and retain qualified executives to our industry, and those executives who have demonstrated success in the industry may be presented with other professional opportunities from companies that are larger or have greater resources.
In addition, similar to other companies in our industry, our stock price is relatively volatile and correlated to a number of factors that are largely outside our control, including the value of bitcoin and perceptions about the state of the regulatory environment impacting our industry. As a result of these unique industry dynamics, we recognize the Compensation Committee’s need to remain flexible in making executive compensation decisions and to regularly assess our executive compensation program in response to the needs of our business in an evolving marketplace.
When reviewing and revising our executive compensation program, the Compensation Committee is generally guided by the following principles that it believes align closely with, and help to drive the achievement of, our compensation objectives:

Pay-for-Performance
Ensure a significant portion of total compensation paid to our executive officers is tied to the achievement of Company financial, operational and strategic objectives that the Compensation Committee believes are important for our growth and success.

Reward Achievement
Award annual cash bonuses and long-term incentive compensation opportunities following a determination that our executive officers have driven the achievement of performance objectives critical to our business and to the creation of sustainable long-term stockholder value.

Attract and Retain Executives
Attract executive officers with the background and experience necessary to lead our business and achieve our financial, operational and strategic objectives, and retain talented individuals by paying compensation that is attractive and competitive in our industry and in the marketplace generally.

Align Interests with Stockholders
Directly align the interests of our executive officers with those of our stockholders by providing a significant portion of their target annual total direct compensation opportunities in the form of annual cash bonuses and long-term incentive compensation that is tied to the achievement of financial, operational and strategic objectives.

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Executive Compensation
Executive Compensation Program Design
In designing an executive compensation program for 2025 that was aligned with the achievement of the preceding compensation philosophy and objectives, the Compensation Committee considered the following general factors:

•Pay Compensation for Achievement of Strategic Objectives: In determining the Named Executive Officers’ target annual total direct compensation opportunities, the Compensation Committee gave significant weight to our prior fiscal year performance as measured against a number of financial, operational and strategic metrics both relative to our historical performance and to the performance of certain peer companies. We believe the strong correlation between our achievement of these performance objectives and the compensation paid under our executive compensation program motivates the achievement of our near and long-term goals, aligns the interests of our executive officers with those of our stockholders and drives a highly accountable culture.
•Equity Awards Promote Stockholder Alignment and Encourage Retention: To ensure the interests of our executives are aligned with those of our stockholders, a significant portion of their target total direct compensation opportunity is delivered in the form of equity awards. Historically, the Compensation Committee has emphasized the use of full-value awards, reflecting both alignment and retention considerations, particularly in light of the volatility in our stock price and broader industry conditions. Beginning in 2025, the Compensation Committee introduced a balanced mix of equity awards, with LTIP awards composed of approximately 67% PSUs and 33% RSUs. This structure is intended to preserve strong pay-for-performance alignment through PSUs, while also enhancing retention through the inclusion of RSUs, which retain value even in periods of stock price volatility that may be driven by external factors, such as changes in the price of bitcoin or shifts in the regulatory environment. The Compensation Committee has also continued to refine the performance design of PSU awards. For 2025, PSU awards are earned based on relative TSR performance measured over a two-year performance period. Beginning in 2026, PSU awards incorporate a three-year relative TSR modifier, further reinforcing a long-term performance orientation and alignment with sustained stockholder value creation.

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Executive Compensation
Compensation-Setting Process
Setting Target Total Direct Compensation
Each year, the Compensation Committee conducts a review of our executive compensation program to determine if any changes are necessary or appropriate. The Compensation Committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies and makes decisions that it believes further our philosophy and/or align with compensation best practices.
Typically, during the first quarter of each year, the Compensation Committee conducts an annual evaluation and analysis of the compensation arrangements of our executives. The Compensation Committee assesses their base salary levels, target cash bonus opportunities and long-term incentive opportunities and reviews their performance and all related performance criteria. Generally, adjustments to the target annual total direct compensation opportunities of our executives are effective at the beginning of the year.
The Compensation Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions. The Compensation Committee believes that overreliance on benchmarking can result in compensation that is unrelated to the value actually delivered because it does not take into account the specific performance of the individual executive or our relative size and performance.
Instead, after consulting with its compensation consultant, the Compensation Committee reviews compensation information for a representative group of peer companies to the extent that the executive positions at these companies are considered comparable and informative of the competitive environment. The Compensation Committee also reviews broad-based compensation surveys to understand market compensation levels. These processes apply to both cash and long-term incentive compensation opportunities.
The Compensation Committee does not establish a specific target for formulating the target annual total direct compensation opportunities for our executives. Instead, in consultation with its compensation consultant, the Compensation Committee weighs various considerations, including the following:

•our executive compensation program philosophy and objectives;
•our recent and projected performance against the financial, operational and strategic objectives established by the Compensation Committee and our Board;
•each individual executive officer’s knowledge, skills, experience, qualifications and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;
•the scope of each individual executive officer’s title, role and responsibilities relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;
•the performance of each individual executive, based on a subjective assessment of the individual’s contributions to our overall performance and ability to lead, as measured against various financial, operational and strategic objectives in each executive’s areas of responsibility;
•the potential of each individual executive officer to make future contributions to our long-term financial, operational and strategic objectives and the ability to enhance sustainable long-term stockholder value creation;
•the retention risk (and related replacement cost) of each individual executive officer in view of factors such as title and areas of expertise;
•our Chief Executive Officer’s compensation relative to that of our other executive officers, and compensation parity among our executive officers;
•our financial performance relative to our compensation and performance peers;
•our executive hiring and retention considerations;
•evolving pay practices in our industry or primary geographic areas and changes to our business and industry; and
•compensation practices of peer companies and selected broad-based surveys as general market references, without targeting specific positioning relative to peers.

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Executive Compensation
These factors provide the framework for compensation decision-making and final decisions regarding the target annual total direct compensation opportunity for each executive officer, including each Named Executive Officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.
In determining the compensation of our Named Executive Officers, the Compensation Committee also takes into account the lean structure of our executive team and each executive’s individual contributions to MARA’s performance and strategic objectives. In particular:
•Since assuming the role of Chief Executive Officer in April 2021, Mr. Thiel has overseen an extraordinary transformation of our business. Under his leadership, we have scaled our energized hashrate from 0.2 EH/s at the beginning of 2021 to 66.4 EH/s at the end of 2025, while evolving from an asset-light model to a more vertically integrated, owned-and-operated digital energy and infrastructure platform. Over this period, revenue grew from $4.36 million in 2020 to $907.1 million in 2025. These results reflect Mr. Thiel’s execution of a strategy focused on operational scale, infrastructure ownership, and long-term value creation.
•Since assuming the role of Chief Financial Officer in June 2023, Mr. Khan has been instrumental in advancing MARA’s strategic evolution, including the Company’s digital asset management strategy and its transition toward an owned-and-operated model. He has helped drive the expansion of our owned data center portfolio from nearly zero at the beginning of 2024 to approximately 70% at the end of 2025, while supporting capital allocation, liquidity management and strategic investments. In addition, Mr. Khan has built and leads MARA’s finance, accounting, corporate development, information technology and legal functions, and contributes significant expertise in digital asset management and capital markets.
•Since assuming the role of General Counsel in October 2023, Mr. Nowaid has played a critical role in supporting MARA’s growth and strategic initiatives. He has been instrumental in executing corporate development transactions, enabling the expansion of our data center and energy infrastructure footprint, strengthening our governance and compliance frameworks and managing complex legal and regulatory matters critical to our operations as a public company operating in an evolving regulatory environment.
Role of Compensation Committee
The Compensation Committee is responsible for establishing our compensation philosophy and strategy and for overseeing our compensation and benefits plans, policies and practices generally and with respect to our executive officers, including our Named Executive Officers. The Compensation Committee sets the specific compensation levels for our Chief Executive Officer and other executive officers. Further, the Compensation Committee annually reviews and makes recommendations to the Board with respect to the compensation of non-employee members of our Board.
The Compensation Committee has not established any formal policies or guidelines for allocating between currently paid and long-term compensation, or between cash and non-cash compensation. In determining the amount and mix of compensation elements, and whether each element provides the correct incentives in view of our compensation philosophy and objectives, the Compensation Committee retains a compensation consultant to provide support in its review and assessment, as well as its judgment and experience and considerations of the factors described in this CD&A. The Compensation Committee believes this approach is prudent to ensure it retains the flexibility necessary to adapt to changes in our business and industry, and to remain competitive in the marketplace.
The Compensation Committee’s authority, duties and responsibilities are described in its charter, which is reviewed annually by the Compensation Committee and revised as warranted. The charter is available at https://ir.mara.com/corporate-governance/governance-documents.

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Role of Management
In discharging its responsibilities, the Compensation Committee works with members of our management, including our Chief Executive Officer. Our management assists the Compensation Committee by providing information on corporate and individual performance and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our Chief Executive Officer’s proposals with respect to program structures, as well as our Chief Executive Officer’s recommendations for adjustments to target annual cash compensation opportunities, long-term incentive compensation opportunities and other compensation-related matters for our executives (except with respect to his own compensation), based on his evaluation of their performance for the prior year. In addition, at the request of the Compensation Committee, other senior management personnel may provide performance and compensation information to the Compensation Committee to inform its compensation decisions. Consistent with Nasdaq rules, the Compensation Committee is ultimately responsible for approving the compensation paid to our executives.
At the beginning of each year, our Chief Executive Officer reviews the performance of our executives based on their performance against the business goals and objectives established for them for the prior year, and shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above. The annual business goals and objectives for each executive are developed through mutual discussion and agreement between our Chief Executive Officer and the executives and are also reviewed with our Board.
The Compensation Committee reviews and discusses our Chief Executive Officer’s recommendations and considers them as one factor in determining and approving the target annual total direct compensation opportunities for our executives. Our Chief Executive Officer attends meetings of our Board and the Compensation Committee at which executive compensation matters are addressed, except for discussions involving his own compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, market compensation data and other advice for our executive compensation program. The compensation consultant reports directly to the Compensation Committee and its chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually.
The scope of services to be provided by the compensation consultant are determined by the Compensation Committee, but generally include: (i) making recommendations to the Compensation Committee regarding an appropriate compensation peer group of publicly traded companies, (ii) collecting compensation data from the peer group companies and/or selected broad-based compensation surveys and (iii) making recommendations regarding the design and structure of our executive compensation program. However, the Compensation Committee retains discretion to rely on its own judgment in setting compensation levels for our executives and the members of our Board. We pay the costs for the compensation consultant’s services.
In 2025, the Compensation Committee retained Compensia to serve as its compensation consultant. During 2025, Compensia attended the meetings of the Compensation Committee (both with and in executive session without management present) as requested and provided various services, which included the following:

•consultation with the Compensation Committee chair and other members between Compensation Committee meetings;
•review of our compensation peer group;
•a review and analysis of the annual base salary levels, target annual cash bonus opportunities and long-term incentive compensation opportunities of our executives as compared to competitive market data drawn from our compensation peer group and/or selected broad-based compensation surveys;
•an assessment of the risk profile of our executive compensation program;
•the preparation of a summary of stockholder feedback and potential investor expectations;
•the development of a stockholder engagement strategy;
•a review and analysis of competitive market data for the non-employee members of our Board;
•an equity utilization analysis; and
•an update on regulatory developments and market trends.

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Executive Compensation
The terms of Compensia’s engagement include reporting directly to the Compensation Committee chair. Compensia also coordinates with our management for data collection and job matching for our executives. In 2025 Compensia did not provide any other services to us.
The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services and the fees associated with the services provided during 2025. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules and such other factors as were deemed relevant under the circumstances, the Compensation Committee evaluated Compensia’s independence and determined that no conflict of interest has arisen as a result of the work performed by Compensia, including the work performed by the individual compensation advisors employed by Compensia.
Competitive Positioning
The Compensation Committee believes peer group comparisons are useful in evaluating the competitiveness of our executive compensation program and related practices. To assess the market, the Compensation Committee reviews the compensation levels and practices of a select group of peer companies. This information is used as a reference point and is only one of several factors considered in compensation decisions.
In February 2024, the Compensation Committee engaged its compensation consultant to review the existing peer group for comparability and appropriateness. In conducting this review, the consultant considered several factors, including the following primary criteria, along with other relevant considerations:

Geography and Public Company Status	Publicly traded companies primarily headquartered in the United States and traded on a major U.S. stock exchange

Industry
Companies within bitcoin-related industries, energy-related sectors, the software sector (with a focus on SAAS companies) and the data center sector that were similar to us in terms of productivity, stage of growth, complexity of business, geographic location and number of employees

Net Income
Similar net income to ours, within a range of approximately 0.3x to approximately 3.0x our net income (based on the then-last four fiscal quarters) of approximately $259 million (approximately $85 million to approximately $775 million)

Enterprise Value	Similar enterprise value to ours, within a range of approximately 0.3x to approximately 3.0x our enterprise value (as of February 12, 2024) (approximately $2.3 billion to approximately $20.3 billion)

Market Capitalization
Similar market capitalization to ours, within a range of approximately 0.3x to approximately 3.0x our then 30-day market capitalization (as of February 12, 2024) (approximately $1.4 billion to approximately $13.5 billion)

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Following this review, the Compensation Committee approved the compensation peer group set forth below:

AppFolio Braze C3.ai Cipher Mining CleanSpark Confluent	Couchbase DoubleVerify Holdings Fastly GitLab MicroStrategy	Rapid 7 Riot Platforms Samsara SPS Commerce Squarespace

Beginning in March 2024, the Compensation Committee used data from this peer group, together with selected broad-based compensation surveys, to inform its understanding of the competitive market and evaluate executive compensation, including target annual total direct compensation opportunities.
In 2025, the Compensation Committee, with the assistance of Compensia, reviewed the composition and continued appropriateness of the peer group. Following this review, the Compensation Committee determined that the existing peer group remained appropriate for purposes of informing 2025 executive compensation decisions, given the Company's size, strategic profile and business mix at that time. As described below, for 2026, the Compensation Committee undertook a more comprehensive redesign of the peer group to reflect the Company's continued strategic evolution toward a vertically integrated digital infrastructure platform, resulting in the addition of 14 companies and removal of five companies.
The Compensation Committee reviews the peer group at least annually and may adjust its composition as appropriate in light of changes in our business and the businesses of peer companies.
Compensation Elements
Our executive compensation program is designed to be competitive in the marketplace, and to appropriately balance our objectives to pay our executives based on their performance, reward the achievement of strategic goals and objectives, attract and retain talented individuals and align the interests of our executives and our stockholders. For 2025, the primary elements of our executive compensation program were annual base salary, annual cash bonus opportunities and long-term incentive compensation opportunities in the form of PSU awards and RSU awards.

Compensation Elements	Characteristics
Annual Base Salary	•Fixed cash compensation •Attract and retain top talent through market-competitive base salary levels that are commensurate with our executive officers’ roles and responsibilities
Annual Cash Bonuses
•Variable cash compensation based on actual performance as measured against pre-established performance objectives of Hashrate Hours and individual performance
•Incentivize achievement of business objectives as set forth in our annual operating plan and reward short-term performance

Long-Term Incentive Compensation
•Variable equity compensation in the form of PSU awards and RSU awards, which are earned and vest over a multi-year period; performance metrics for the 2025 PSUs consist of the Operational PSUs and relative TSR
•Align the economic interests of our executive officers and stockholders
•Motivate sustainable long-term value creation
•Promote retention of top talent

Our executives were also eligible to participate in our standard employee health and welfare benefit plans generally to the same extent as our other full-time, salaried employees.

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Executive Compensation
Annual Base Salary

How base salaries support our compensation philosophy and objectives:
•The base salaries of our executives are intended to attract and retain highly talented individuals by providing the fixed portion of their target annual total direct compensation opportunities.
•We use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

Generally, we establish the initial base salaries of our executives through arm’s-length negotiation at the time of hire, taking into account the individual’s position, qualifications, experience, competitive market data and the base salaries of our other executives. Thereafter, the Compensation Committee reviews the base salaries of our executives each year as part of its annual executive compensation review, with input from our Chief Executive Officer (except with respect to his own base salary) and its compensation consultant, and makes adjustments as it determines to be reasonable and necessary to reflect the scope of each executive officer’s position, individual contributions to performance and responsibilities, position in the case of a promotion, target annual total direct compensation opportunity and competitive market conditions.
In February 2025, the Compensation Committee reviewed the base salaries of our Named Executive Officers after considering a competitive market analysis prepared by its compensation consultant as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above.
Following this review, the Compensation Committee approved base salary increases to reflect cost-of-living adjustments. In doing so, the Compensation Committee considered the scope and responsibilities of each Named Executive Officer’s role, relevant market dynamics, industry compensation practices and the availability of qualified talent, and determined that the resulting base salary levels were reasonable and appropriate.
Our Named Executive Officers’ annual base salaries, effective January 1, 2025, as approved by the Compensation Committee, were as follows:

Named Executive Officer	2024 Annual Base Salary	2025 Annual Base Salary	Change
Mr. Thiel	$950,000	$978,500	3%
Mr. Khan	$625,000	$643,750	3%
Mr. Nowaid	$375,000	$386,250	3%
The annual base salaries of our Named Executive Officers during 2025 are set forth in the “2025 Summary Compensation Table” below.

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Annual Cash Bonuses

How annual cash bonus opportunities support our compensation philosophy and objectives:

Strategic Objectives	Financial Objectives	Our People	Stockholder Alignment

They motivate our executive officers and other employees to achieve our annual business goals and objectives consistent with the goals and objectives reflected in our annual operating plan.
They align with our “pay-for-performance” philosophy since the amount of the bonus payments, if any, is determined once we have confirmed that certain financial, operational and strategic goals and objectives have been achieved.
They are important for retaining our executive officers since cash bonuses are a typical compensation element within our industry.
They align the interests of our executive officers with those of our stockholders because participants may only earn a bonus based on the achievement of goals and objectives deemed by the Compensation Committee to be important for driving sustainable long-term stockholder value.

Typically, the Compensation Committee approves our annual cash bonus plan, including identifying the categories of financial, operational and strategic goals and objectives to be evaluated for purposes of the plan during the first quarter of the year. In February 2025, the Compensation Committee identified and discussed the performance criteria for 2025 and approved the terms and conditions of our annual cash bonus plan as well as the annual cash bonus opportunities for our executives.
Target Annual Cash Bonus Opportunities
For 2025, each of our executives was assigned a dollar value for their target annual cash bonus opportunity, which was reflected as a percentage of their annual base salary. In February 2025, the Compensation Committee reviewed the prior year’s target annual cash bonus opportunities after considering a competitive market analysis prepared by its compensation consultant as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above. Following this evaluation, the Compensation Committee maintained our executives’ target annual bonus values at their 2024 levels.
In determining the amount of the 2025 target annual cash bonus opportunities, the Compensation Committee reviewed MARA’s performance relative to a number of strategic objectives that it believed were important for the success of our business and reflective of enhancing long-term stockholder value. Specifically, in approving the 2025 target annual cash bonus opportunities, the Compensation Committee considered the following factors:

•the annual cash bonuses paid by the companies in our compensation peer group to executives with similar titles and levels of responsibility, as determined based on our review of compensation data provided by its compensation consultant;
•the individual performance of our executive officers, as measured against various financial, operational and strategic objectives; and
•our relatively low headcount relative to the companies in our compensation peer group, and the relative impact of each executive officer on our operational performance.

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Executive Compensation
Our Named Executive Officers’ target annual cash bonus opportunities as approved by the Compensation Committee were as follows:

Named Executive Officer	2025 Annual Base Salary	2025 Target Annual Bonus Value (as a Percentage of Annual Base Salary)	2025 Target Annual Bonus Value ($)
Mr. Thiel	$978,500	up to 225%	$2,201,625
Mr. Khan	$643,750	up to 225%	$1,448,438
Mr. Nowaid	$386,250	up to 150%	$579,375
2025 Annual Cash Bonus Payments
For 2025, annual cash bonus opportunities for our executives were based on a combination of MARA’s performance and individual performance goals. With respect to the target annual cash bonus opportunities of our Named Executive Officers, the target opportunity for Mr. Thiel was weighed 100% on achievement of a specific pre-established Hashrate Hours target and the target opportunities for Messrs. Khan and Nowaid were weighted 80% and 70%, respectively, on achievement of the pre-established Hashrate Hours target, and 20% and 30%, respectively, on individual performance goals. For these purposes, Hashrate Hours was defined as the amount of hashrate produced by MARA’s deployed miners expressed in hours.
For 2025, MARA achieved performance on the Hashrate Hours metric at approximately 105% of target. Consistent with the terms of the annual bonus program, payouts with respect to this metric were capped at 100% of target.
Based on the consideration of these factors, the Compensation Committee awarded the following cash bonus payments to our Named Executive Officers:

Named Executive Officer	2025 Target Annual Bonus Value	Actual Annual Cash Bonus ($)	Actual Annual Cash Bonus (as a Percentage of Target Annual Bonus Value)
Mr. Thiel	$2,201,625	$2,201,625	100%
Mr. Khan	$1,448,438	$1,448,438	100%
Mr. Nowaid	$579,375	$579,375	100%
The Compensation Committee believes that the 2025 annual cash bonus payments were consistent with our “pay-for-performance” philosophy and our intention to reward the achievement of the financial, operational and strategic objectives as reflected in our annual operating plan. The 2025 annual cash bonuses were paid in February 2026.
The annual cash bonus payments received by our Named Executive Officers for 2025 are set forth in the “2025 Summary Compensation Table” below.

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Long-Term Incentive Compensation
We provide long-term incentive compensation opportunities in the form of equity awards to our executives. Long-term incentive awards are granted in the form of PSU awards and RSU awards which provide our executives the opportunity to receive shares of our common stock upon vesting and settlement.
PSUs underscore and strengthen our “pay-for-performance” compensation philosophy because they are only earned upon achievement of a key performance goal that drives our business and our stockholder value. Therefore, these awards increase the alignment between the interests of our executives and stockholders. In addition, PSUs are to be fully earned and vest over a multi-year period, thereby ensuring that our executives do not receive the full economic value of the awards unless they remain employed by us throughout the awards’ performance period, reinforcing our executive retention objectives.
RSUs serve to align interests between our executives and our stockholders because the value of the awards is directly tied to the value of our stock price. RSUs also continue to have value even if our stock price declines, which could occur as a result of factors outside our control, including a decline in the value of bitcoin and perceptions about the regulatory environment within our industry. Historically, our RSU awards typically vest over a multi-year period. The Compensation Committee believes that these awards help incentivize our executives to build stockholder value that can be sustained over time.

How long-term incentive compensation opportunities support our compensation philosophy and objectives:

Strategic Priorities	Financial Objectives	Our People

We believe that equity awards further our “pay-for-performance” philosophy since the value of the awards is determined only if and when we have confirmed that specific pre-established financial, operational and strategic goals and objectives have been met, and, therefore, serve to reward the achievement of these goals and objectives.

Equity awards also align the interests of our executives with those of our stockholders since the value of the awards is directly tied to increases in the market price of our common stock. It is also important for motivating and retaining our executives since equity awards are a typical compensation element within our industry.

The equity awards are designed to meet our retention objectives because, even after the long-term incentive awards have been earned and the economic value of these awards has been determined, they are required to vest over a long-term service period.

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Executive Compensation
2025 Long-Term Incentive Awards
In February 2025, the Compensation Committee approved long-term incentive compensation opportunities for our Named Executive Officers in the form of PSU awards and RSU awards under the 2018 Plan.
The Compensation Committee determined the target award values for the 2025 long-term incentive compensation award opportunities based on a percentage of each executive’s 2025 annual base salary. In determining the target value of these awards and their relative weighting, the Compensation Committee considered a competitive market analysis prepared by its compensation consultant as well as the other factors described in “Compensation-Setting Process—Setting Target Total Direct Compensation” above.
The Compensation Committee further determined that our Named Executive Officers should receive approximately two-thirds of their target award value in the form of PSU awards and one-third in the form of RSUs. This allocation of PSU awards to RSU awards was considered reasonable and appropriate in view of the role and responsibilities of each of these individuals and their importance in driving the achievement of MARA’s long-term financial, operational and strategic objectives.
PSU Awards
The PSU awards granted to our Named Executive Officers in February 2025 were subject to the following performance conditions:

Performance Metric	Weighting	Description
Hashrate Hours	41%
The product of the amount of Hashrate Hours for the one-year period from January 1, 2025 through December 31, 2025 multiplied by the Performance Achievement Multiplier (set forth below). For these purposes, Hashrate Hours was defined as the amount of hashrate produced by MARA’s deployed miners expressed in hours.

Total Exahash	20%
The product of the Total Exahash for the one-year period from January 1, 2025 through December 31, 2025 multiplied by the Performance Achievement Multiplier (set forth below). For these purposes, Total Exahash was defined as the total hashrate of MARA’s active miners.

Megawatts	20%
The product of the Megawatts for the one-year period from January 1, 2025 through December 31, 2025 multiplied by the Performance Achievement Multiplier (set forth below). For these purposes, Megawatts was defined as the megawatts MARA could readily deploy (assuming all applicable variables were within MARA’s control).

Relative TSR	19%
MARA’s relative TSR performance for the two-year period from January 1, 2025 through December 31, 2026 (the “TSR Performance Period”) relative to the Russell 2000 Index multiplied by the Performance Achievement Multiplier (set forth below).

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Payout Curve
The Performance Achievement Multiplier for purposes of the pre-established performance metrics was as follows:

Level of Achievement During the Applicable Performance Period	Payout as a Percentage of Target Number of PSUs(1)
114% or more (Maximum)	249%
112%	228%
110%	207%
108%	185%
106%	164%
104%	143%
102%	121%
100% (Target)(2)	100%
(1)The number of PSUs earned between the achievement levels listed above will be subject to customary rounding conventions (for example, a level of achievement of 101.5% rounds up to the 102% achievement level).
(2)Vesting below target is subject to straight-line interpolation.
In establishing the payout curve for the 2025 PSU awards, the Compensation Committee considered competitive market data provided by Compensia, the inherent volatility in the metrics used to measure MARA’s operational performance and the significant performance required to achieve above-target payouts. The Compensation Committee believes the payout curve appropriately balances the incentive for exceptional operational performance with the retention objectives of the long-term incentive program.
While the PSU component of the 2025 LTIP provides for a maximum payout of 249% of target PSUs, this should be understood in the context of the overall LTIP design. The 2025 LTIP awards consist of approximately 67% PSUs and 33% RSUs, and RSU awards are not subject to performance-based upside. As a result, even at maximum PSU performance, the total LTIP opportunity for a Named Executive Officer is capped at 200% of target on an aggregate basis. The Compensation Committee believes this blended cap is consistent with competitive market practice and appropriately limits overall compensation leverage while preserving meaningful incentive for exceptional operational execution.
The Compensation Committee further noted that the 249% maximum PSU payout is achieved only at 114% or greater of target performance across all metrics, a level that, based on historical performance, requires materially above-plan execution and significant outperformance. For 2026, the Compensation Committee has restructured the LTIP to incorporate a three-year relative TSR modifier, which provides an additional check on above-target payouts by calibrating earned awards against long-term stockholder value creation.
Vesting and Settlement
With respect to the three operational performance metrics, earned PSUs were to vest and be settled as follows: 30% of the earned PSUs were to vest and be settled upon the Compensation Committee’s certification of a metric’s performance achievement with the remaining 70% of the earned PSUs to vest and be settled quarterly on the last day of each calendar quarter during the two-year period beginning on January 1, 2026 and ending on December 31, 2027, subject to the Named Executive Officer’s continued employment with MARA through each vesting date. Each vested PSU will be settled for one share of MARA common stock upon vesting.
With respect to the relative TSR performance metric, earned PSUs will vest and be settled upon the Compensation Committee’s certification of the metric’s performance achievement, subject to the Named Executive Officer’s continued employment with MARA through December 31, 2026. Each vested PSU will be settled for one share of MARA common stock upon vesting.
We have not disclosed the specific quantitative target levels for the operational performance metrics because we believe such disclosure would enable our competitors to make inferences about our planned capital expenditure commitments, equipment procurement strategy and energy contract negotiations, which would cause us substantial competitive harm. The Compensation Committee set rigorous targets for each operational metric that required strong execution across MARA's mining, energy and infrastructure operations to achieve target-level payouts.

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Executive Compensation
2025 Performance Results
With respect to 2025 performance, results varied by metric. MARA exceeded the Hashrate Hours target, reflecting an increase in deployed hashrate from 53.2 EH/s to 66.4 EH/s over the course of the year combined with sustained operational uptime of approximately 99% (net of grid curtailment) across MARA-owned sites throughout 2025. The Compensation Committee selected Hashrate Hours as a performance metric because it directly measures management's ability to drive site-level productivity and efficiency and, in turn, revenues, cost of revenues, EBITDA and net income, through factors within the executive team's control.
Performance on the Total Exahash and Megawatts metrics was below target, reflecting two distinct headwinds encountered in the final fiscal quarter of 2025. Incremental hashrate expansion was constrained by disciplined capital allocation decisions in a challenging market environment, and MARA’s ability to procure sufficient megawatts at accretive rates was materially impaired by an unprecedented surge in power demand from the HPC sector. The Compensation Committee viewed these shortfalls as attributable to external market conditions and capital discipline rather than management underperformance, and they are reflected in below-target payouts on those components. Consistent with the straight-line interpolation mechanic applicable to below-target results, no payout was made in excess of actual performance achievement on either metric.
On a weighted basis across all three operational metrics, overall performance was modestly above target, primarily driven by the strong Hashrate Hours result.
For the relative TSR metric, which has an ongoing two-year performance period ending December 31, 2026, no payout has yet been determined. Specific performance levels and results will be disclosed following the Compensation Committee's certification of achievement at the conclusion of the performance period.
RSU Awards
The RSU Awards granted to our Named Executive Officers in February 2025 vest over three years with 30% of the awards vesting on the date of grant, with the remainder vesting in equal installments on the last day of each calendar quarter during the three-year period beginning on January 1, 2025 and ending on December 31, 2027, subject to the Named Executive Officer’s continued employment with MARA through each vesting date. Each vested RSU will be settled for one share of MARA common stock upon vesting.
The Compensation Committee acknowledges that stockholders expressed concern regarding the 30% grant-date vesting feature included in the 2025 RSU awards. For the 2025 grants, which were approved in February 2025 prior to the completion of the 2025 annual meeting stockholder engagement process, the Compensation Committee included the immediate vesting feature as part of a balanced design intended to provide retention value during a period of significant operational transformation. Following the 2025 annual meeting and the comprehensive stockholder engagement process conducted thereafter, the Compensation Committee eliminated the immediate vesting feature entirely beginning with 2026 awards, which now vest quarterly over three years with no grant-date acceleration. The Compensation Committee believes this change directly responds to the feedback received from stockholders.
The equity awards granted to our Named Executive Officers during 2025 are set forth in the “2025 Summary Compensation Table” and the “2025 Grants of Plan-Based Awards Table” below.
Other Compensation Elements
Health and Welfare Benefit Plans
Our executive officers, including our Named Executive Officers, are eligible to participate in the same company-sponsored health and welfare benefits plans subject to the same terms and eligibility requirements as our other full-time, salaried employees. These benefits include medical, dental, vision, life (including accidental death and dismemberment) and disability insurance plans, business travel insurance, an employee assistance program and health and dependent care flexible spending accounts.

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We also sponsor a Section 401(k) Plan that provides eligible employees, including our executive officers, with an opportunity to save for retirement on a tax-advantaged basis, subject to the limits imposed by the Internal Revenue Code (the “Code”). U.S. employees who have attained at least 18 years of age are generally eligible to participate in the Section 401(k) Plan as of the first day of the calendar month. Participants may make pre-tax or post-tax contributions to the Section 401(k) Plan, subject to the statutorily prescribed annual limits on contributions under the Code. Currently, MARA provides a contribution under the Section 401(k) Plan of up to 3% of total compensation (not to exceed a maximum annual contribution of $10,500 per employee in 2025).
We design our employee health and benefits plans to be affordable and competitive in relation to market practices, and compliant with applicable laws and market practices.
Perquisites and Security
Perquisites provided to the Named Executive Officers include home and personal security as needed to address security concerns arising out of our business, relocation assistance (when applicable) and certain personal travel on the Company aircraft.
The Board recognizes that the nature of our business, including the magnitude of our bitcoin holdings, requires heightened attention to the security of our executives and strongly believes that an employee should not be placed at personal risk due to his or her association with the Company. As a result of the Company's substantial and publicly disclosed bitcoin holdings, our executives face an elevated and distinctive threat profile that differs materially from that of executives at most other public companies. Our CEO, CFO and other employees have experienced, and continue to experience, direct security threats. The Board periodically reviews security recommendations from our Head of Security and may authorize actions to respond to security risks and direct threats involving our executive officers. Our Head of Security's recommendations are based on an ongoing assessment of the risk environment, which is informed, in part, by his interactions with law enforcement, a third-party security advisor engaged by the Company and other third-party security resources. Our approach to executive security is necessarily dynamic in nature and aims to respond to the changing risk environment facing our executives. We believe that providing personal security in response to concerns arising out of employment by the Company is business-related.
Based on these reviews and recommendations, our Board has taken reasonable and appropriate measures necessary to protect against these threats and mitigate the personal safety risks borne by our CEO, CFO and other employees. Our Board, informed by the recommendations of our Head of Security, will continue to evaluate the security protocols for our CEO, CFO and other employees based on the evolving risk environment to determine whether any adjustments to security measures are appropriate.
Employment Agreements
We have entered into written employment agreements with each of our Named Executive Officers. Each of these employment agreements provides for an initial term of employment of three years which automatically renews for successive one-year periods following the initial term (unless notice is provided by either party) and sets forth the initial compensation arrangements for the executive officer, including an initial annual base salary, eligibility to participate in our annual cash bonus plan, the grant of long-term incentive compensation in the form of an equity award and eligibility to participate in our incentive, stock purchase, savings, Section 401(k) Plan and our various welfare benefit plans, including, without limitation, our health, medical, dental, vision, life (including accidental death and dismemberment) and disability insurance plans, as established from time to time. We have also entered into written employment agreements with certain other senior management personnel. We believe that these arrangements were necessary to secure the continued service of these individuals in a highly competitive job market.
These employment agreements also provide each Named Executive Officer with certain payments and benefits in the event of a termination of employment, including certain terminations of employment in connection with a change of control of MARA. These post-employment compensation arrangements are discussed in “Post-Employment Compensation” below.

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Executive Compensation
Post-Employment Compensation
The employment agreements we have entered into with our Named Executive Officers provide for certain protections in the event of death, disability and certain involuntary terminations of employment, including a termination of employment in connection with a change of control of MARA, in exchange for a general release of claims and compliance with a confidentiality covenant as set forth in the Named Executive Officers’ respective employment agreement.
We believe that these post-employment compensation arrangements provide reasonable compensation in the form of severance pay and certain limited benefits to our Named Executive Officers if they leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to execute a separation and release agreement in a form prescribed by us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits. We believe that these arrangements help maintain our Named Executive Officers’ continued focus on their assigned duties to maximize stockholder value if there is a potential change-of-control transaction and mitigate the risk of subsequent disputes or litigation.
Under these post-employment compensation arrangements, all payments and benefits in the event of a change of control of MARA are payable only if there is a connected loss of employment by a Named Executive Officer (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change of control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.
We are not obligated to provide “golden parachute” excise tax reimbursement payments (including “gross-ups”) to any of our executive officers, including our Named Executive Officers.
We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a qualifying termination of employment in connection with or within specified periods before or after a change of control of MARA, is essential to attracting and retaining highly qualified executive officers. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the compensation of our executive officers, including our Named Executive Officers. The Compensation Committee believes, however, that these arrangements are necessary to offer competitive compensation packages.
For detailed descriptions of the post-employment compensation arrangements with our Named Executive Officers, as well as an estimate of the potential payments and benefits payable thereunder, see “Potential Payments upon Termination or Change of Control” below.
Under the employment agreements with our Named Executive Officers, if we terminate their employment without “cause,” or they resign for “good reason” or they terminate employment within 180 days of the occurrence of a “change of control” of MARA (each as defined in their respective employment agreement), they are entitled to receive:

•any earned but unpaid base salary, all accrued but unused vacation time and reimbursement of all reasonable expenses;
•the greater of their base salary through the balance of the employment term, or 12 months;
•their annual cash bonus opportunity prorated through the date of termination;
•continued participation in our health and welfare benefit plans on the same terms as immediately prior to such termination of employment and to be paid in full by us for not less than 12 months for Mr. Thiel, and not less than nine months for Messrs. Khan and Nowaid; and
•immediate vesting of all outstanding equity awards.

Except as indicated above, we have not entered into any change-of-control agreements with our executive officers, including our Named Executive Officers, that provide for payments and benefits in connection with a change of control of MARA.

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Executive Compensation
Other Compensation Policies
Compensation Recovery (“Clawback”) Policy
We have adopted a Clawback Policy which satisfies the requirements of Exchange Act Rule 10D-1 and Listing Rule 5608 of the Nasdaq Stock Market pursuant to which we are required to seek recoupment or reimbursement with respect to “incentive-based compensation” (as defined in the Clawback Policy) paid or awarded to our “executive officers” (as defined in the Clawback Policy) when the following three factors exist:

•the incentive-based compensation payment or award was based upon the achievement of financial reporting measures that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;
•a lower payment or award would have been made to such executive officer based upon the restated financial results; and
•the individual served as an executive officer at any time during the performance period for that incentive-based compensation during the three completed fiscal years immediately preceding the date that MARA is required to prepare such accounting restatement.

Under the Clawback Policy, the accounting restatement does not need to be the result of misconduct for the recoupment or reimbursement to apply. The recoupment or reimbursement to be sought by us will be equal to the portion of any incentive-based compensation paid to or received by such executive officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported. For incentive-based compensation based on our stock price or TSR, the recoupment or reimbursement to be sought by us will be determined by the Compensation Committee based on a reasonable estimate of the effect of the restatement on our stock price or TSR upon which the incentive-based compensation was received.
We believe this policy reinforces our “pay-for-performance” philosophy and contributes to our culture that emphasizes integrity and accountability in financial reporting.
Insider Trading, Hedging, Short Sales and Pledging Policies
Subject to limited exceptions contained in our Insider Trading Policy, our employees, including our executive officers, and the non-employee members of our Board are prohibited from:

•engaging in any transaction involving our securities while aware of material nonpublic information relating to MARA;
•engaging in transactions involving the securities of any other company while aware of material nonpublic information about that company which was learned in the course of employment by or association with us;
•disclosing material nonpublic information concerning us to any outside person, including family members, affiliates, analysts, investors and the news media;
•engaging in derivative securities transactions involving our common stock, including hedging transactions;
•engaging in short sales of our securities; and
•pledging our securities as collateral for a loan, purchasing our securities on margin or placing our securities in a margin account.

2026 PROXY STATEMENT	59

Executive Compensation
Confidentiality, Non-Competition and Non-Solicitation Agreements
Our executive officers, including our Named Executive Officers, have entered into agreements containing confidentiality, non-competition and non-solicitation covenants. Under these agreements, our executive officers have agreed to refrain from (i) disclosing our proprietary information in perpetuity, (ii) competing with us or soliciting our clients or customers during the period of their employment and (iii) soliciting our employees or consultants for a period of 12 months following the termination of their employment.
Exchange Act Rule 10b5-1 Plans
Our Named Executive Officers and certain of the non-employee members of our Board have adopted written plans, known as Exchange Act Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. The executive officer or non-employee director may amend or terminate the plan in specified circumstances. Our Insider Trading Policy ensure that Rule 10b5-1 plans entered into by our executive officers, non-employee directors and other employees are eligible for an affirmative defense in accordance with the SEC rule amendments regarding Rule 10b5-1 plans adopted in December 2022.
Tax and Accounting Considerations
The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.” The deductibility of compensation is only one of several factors that the Compensation Committee considers, however, in making its compensation decisions for our executive officers, including our Named Executive Officers. The Compensation Committee also looks at other factors in making its decisions, as described above, and retains the flexibility to award incentive compensation that it determines to be consistent with the goals and objectives of our executive compensation program even if such compensation is not deductible by us for federal income tax purposes. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) beyond the control of the Compensation Committee, no assurances can be given that any compensation paid by us will be deductible under Section 162(m) even if so intended.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications when designing compensation plans and arrangements for our executive officers, including our Named Executive Officers. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the standard that governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

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Talent, Culture and Compensation Committee Report
The Talent, Culture and Compensation Committee of the Board of Directors of MARA Holdings, Inc. reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement, including the related compensation tables, notes and narrative discussion. Based on our review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis section, including the related compensation tables, notes and narrative discussion, be included in this Proxy Statement and incorporated into MARA’s Annual Report for the year ended December 31, 2025.
The foregoing report has been furnished by the Talent, Culture and Compensation Committee.
Respectfully submitted,
TALENT, CULTURE AND COMPENSATION COMMITTEE
Vicki Mealer-Burke (Chair)
Barbara Humpton
Jay Leupp
This Talent, Culture and Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and the Talent, Culture and Compensation Committee Report shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

2026 PROXY STATEMENT	61

Executive Compensation
Executive Compensation Tables
2025 Summary Compensation Table
The following table sets forth all of the compensation awarded to or earned by or paid to our Named Executive Officers for service to us during 2025, 2024 and 2023. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Named Executive Officers. Consistent with SEC rules, for any years for which a Named Executive Officer did not qualify as such, no compensation has been reported in the table.

Name and Principal Position	Year	Salary ($)	Cash Bonus Awards ($)(1)		Equity Awards ($)(2)	Non-equity incentive plan compensation ($)	All Other Compensation ($)		Total ($)
Fred Thiel Chief Executive Officer and Chairman of the Board	2025	978,500	—		19,518,868	2,201,625	4,354,243	(3)	27,053,236
	2024	950,000	—		40,094,856	1,998,563	201,390	(4)	43,244,809
	2023	800,000	1,800,000		33,506,720	—	9,900		36,116,620
Salman Khan(5) Chief Financial Officer	2025	643,750	—		12,841,346	1,448,438	3,956,898	(6)	18,890,432
	2024	625,000	—		26,378,209	1,314,844	123,073	(7)	28,441,126
	2023	241,099	623,438		20,168,367	—	134,900	(8)	21,167,804
Zabi Nowaid General Counsel and Corporate Secretary	2025	386,250	—		5,136,543	579,375	10,500	(9)	6,112,668
	2024	375,000	125,000	(10)	10,551,293	525,938	9,844		11,587,075
(1)Except as otherwise noted, amounts reflect cash bonus awards paid under our annual cash incentive program. While the cash bonus awards for 2023 were determined based on our achievement relative to strategic objectives, they were ultimately discretionary in nature and do not qualify as “non-equity incentive plan awards” under SEC rules.
(2)Amounts reflect the grant date fair value of PSUs or RSUs, as applicable, granted for service to the Company during the year computed in accordance with ASC Topic 718. The grant date fair value of the 2025 RSUs and Operational PSUs was based on a stock price of $13.92 on February 28, 2025, the grant date, and the grant date fair value of the relative TSR PSUs was based on a per unit value of $25.97, as determined using a Monte Carlo simulation. Amounts reflect the grant date fair value of (i) the 2025 RSUs ($5,812,296 for Mr. Thiel, $3,823,880 for Mr. Khan and $1,529,544 for Mr. Nowaid) and (ii) the 2025 PSUs ($13,706,572 for Mr. Thiel, $9,017,466 for Mr. Khan and $3,607,000 for Mr. Nowaid). Please refer to the section titled “—Long-Term Equity Incentive Compensation” for additional information regarding our 2025 LTIP awards. For 2024, amounts are inclusive of the 2024 PSUs and reflect both (i) the grant date fair value of the initial grant of the 2024 PSUs made in May 2024 ($11,625,038 for Mr. Thiel, $7,648,056 for Mr. Khan and $3,059,225 for Mr. Nowaid) and (ii) the incremental fair value associated with the modification to the 2024 PSUs made in December 2024 ($28,469,818 for Mr. Thiel, $18,730,153 for Mr. Khan and $7,492,068 for Mr. Nowaid). For 2023, amounts are inclusive of the 2023 RSUs, which were issued in January 2024, but have been reported for 2023 as they relate to services provided to us during 2023.
(3)Amount reflects costs related to personal security for Mr. Thiel pursuant to MARA’s security program ($4,300,629), including a one-time expense for vehicle armoring ($430,780) and a one-time expense for home security installation ($58,810); the incremental cost to the Company associated with Mr. Thiel’s personal use of Company aircraft ($43,114); and a Company contribution under our 401(k) plan ($10,500). The incremental cost of Mr. Thiel's personal use of Company aircraft reflects only variable, trip-driven costs, including allocable fuel, trip costs and applicable maintenance contract costs, as calculated by an independent third-party certified public accounting firm. Fixed operating costs such as hangar rent, insurance and depreciation are excluded.
(4)Amount reflects costs related to personal security for Mr. Thiel pursuant to MARA’s security program ($191,040) and a Company contribution under our 401(k) plan ($10,350).
(5)Mr. Khan commenced employment as Chief Financial Officer on June 14, 2023. The 2023 base salary amount represents the pro-rated portion of his annual base salary ($475,000) for the period from commencement of his employment through December 31, 2023.
(6)Amount reflects costs related to personal security for Mr. Khan pursuant to MARA’s security program ($3,946,398), including a one-time expense for vehicle armoring ($438,380) and a Company contribution under our 401(k) plan ($10,500).
(7)Amount reflects costs related to personal security for Mr. Khan pursuant to MARA’s security program ($112,723) and a Company contribution under our 401(k) plan ($10,350).
(8)Amount reflects a one-time sign on bonus paid upon commencement of employment ($125,000) and a Company contribution under our 401(k) plan ($9,900).
(9)Amount reflects a Company contribution under our 401(k) plan.
(10)Amount reflects a special bonus for extraordinary performance in connection with MARA’s acquisition of two data centers in January 2024.

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Grants of Plan-Based Awards Table
The following table presents information regarding the PSUs and RSUs, as applicable, granted to each of our Named Executive Officers during the year ended December 31, 2025. The information in this table supplements the information about these awards set forth in the Summary Compensation Table above.

Named Executive Officer		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(3)	Grant date fair value of stock awards ($)(4)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Fred Thiel		—	2,201,625	2,201,625
	February 28, 2025				—	847,753	2,110,905	417,550	19,518,868
Salman Khan		—	1,448,438	1,448,438
	February 28, 2025				—	557,731	1,388,750	274,704	12,841,346
Zabi Nowaid		—	579,375	579,375
	February 28, 2025				—	223,093	555,502	109,881	5,136,543
(1)Amounts reflect the threshold, target and maximum cash payouts under the 2025 cash bonus plan. Payouts between 0% and target are determined based on straight-line interpolation; threshold reflects the minimum payout (zero) under the plan.
(2)Amounts reflect the threshold, target and maximum number of shares underlying the 2025 PSUs. Payouts between 0% and target are determined based on straight-line interpolation; threshold reflects the minimum payout (zero) under the 2025 PSUs. The Operational PSUs vested as to 30% of the underlying shares on February 18, 2026, and vest as to the remaining shares in eight equal quarterly installments during the period beginning on January 1, 2026 and ending on December 31, 2027, and the relative TSR PSUs will vest on December 31, 2026, in each case, subject to the executive’s continued service to us through the applicable vesting dates.
(3)Amounts reflect the 2025 RSUs. These RSUs vested as to 30% of the underlying shares on the grant date, and vest as to the remaining shares in 12 equal quarterly installments during the period beginning on January 1, 2025, and ending on December 31, 2027, subject to the executive’s continued service to us through the applicable vesting dates.
(4)Amounts reflect the grant date fair value of RSUs and PSUs granted for service to us during the year computed in accordance with ASC Topic 718. The grant date fair value of the 2025 RSUs and Operational PSUs was based on a stock price of $13.92 on February 28, 2025, the grant date, and the grant date fair value of the relative TSR PSUs was based on a per unit value of $25.97, as determined using a Monte Carlo simulation.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information about outstanding PSUs and RSUs, as applicable, held by each of our Named Executive Officers as of December 31, 2025. We have not issued stock options or any other type of equity awards to our Named Executive Officers.

	Stock Awards
Named Executive Officer	Number of shares or units of stock that have not vested (#)(1)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Fred Thiel	2,748,316	(4)	24,679,878	158,163	1,420,304
Salman Khan	1,662,847	(5)	14,932,366	104,054	934,405
Zabi Nowaid	663,757	(6)	5,960,538	41,622	373,766
(1)Amounts reflect (i) the Operational PSUs, which vested as to 30% of the underlying shares on February 18, 2026, and vest as to the remaining shares in eight equal quarterly installments during the period beginning on January 1, 2026 and ending on December 31, 2027, (ii) the 2025 RSUs, which vested as to 30% of the underlying shares on the grant date, and vest as to the remaining shares in 12 equal quarterly installments during the period beginning on January 1, 2025, and ending on December 31, 2027, (iii) the 2024 PSUs, which vested as to 25% of the underlying shares on January 31, 2025, and vest as to the remaining shares in 12 equal quarterly installments thereafter and (iv) the 2023 PSUs, which vested as to 25% of the underlying shares on January 31, 2024, and vest as to the remaining shares in 12 equal quarterly installments thereafter, in each case, subject to the executive’s continued service to us through the applicable vesting dates. Amounts also reflect additional grants to the Named Executive Officers as detailed in footnotes 4, 5 and 6 to this table.
(2)The market value of unvested PSU and RSU awards was calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2025, which was $8.98.
(3)Amounts reflect the relative TSR PSUs. These PSUs will vest on December 31, 2026, subject to the executive’s continued service to us through the vesting date.
(4)Amount additionally reflects (i) a grant of 500,000 RSUs, which vested as to 25% of the underlying shares on May 1, 2023, and vest as to the remaining shares in 12 equal quarterly installments thereafter and (ii) a grant of 610,737 RSUs, which vested as to 25% of the underlying shares on November 10, 2023, and vest as to the remaining shares in 12 equal quarterly installments thereafter, in each case, subject to the executive’s continued service to us through the applicable vesting dates.
(5)Amount additionally reflects a grant of 297,247 RSUs, which vested as to 25% of the underlying shares on July 1, 2023, and vest as to the remaining shares in 12 equal quarterly installments thereafter, subject to the executive’s continued service to us through the applicable vesting dates.
(6)Amount additionally reflects a grant of 133,603 RSUs, which vested as to 25% of the underlying shares on November 10, 2023, and vest as to the remaining shares in 12 equal quarterly installments thereafter, subject to the executive’s continued service to us through the applicable vesting dates.

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Option Exercises and Stock Vested Table
The following table provides information about the vesting and settlement of PSUs and RSUs held by each of our Named Executive Officers during the year ended December 31, 2025. We have not issued stock options or any other type of equity awards to our Named Executive Officers.

	Stock Awards
Named Executive Officer	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Fred Thiel	1,219,675	19,290,358
Salman Khan	667,706	10,450,356
Zabi Nowaid	251,880	3,942,877
(1)In accordance with SEC rules, the value realized is based on the closing price of our common stock on the applicable vesting dates.
Potential Payments upon Termination or Change of Control
The following table summarizes the potential payments and benefits that would have been paid or provided to our Named Executive Officers by MARA if a termination of employment had occurred on December 31, 2025. Pursuant to the employment agreements entered into with our Named Executive Officers, the same payments and benefits will be made upon termination of employment regardless of whether we terminate an executive without “cause,” the executive resigns for “good reason” or the executive terminates employment (other than when the executive’s employment may be terminated for “cause”) within 180 days of the occurrence of a “change of control” (each as defined in the respective employment agreements).
The amounts reflected in the table are in addition to amounts that would have been payable for earned but unpaid base salary, accrued but unused vacation time and reimbursement of reasonable expenses, all of which would be paid upon termination of employment for any reason. Except as noted above, no payments or benefits will be provided to our Named Executive Officers in connection with a termination of employment for cause or as a result of a voluntary resignation.
Please refer to the section titled “—Employment Agreements” for additional information about the terms of the employment agreements with our executive officers.

		Type of Payment or Benefit
Named Executive Officer	Base Salary ($)(1)	Bonus ($)(2)	Value of Accelerated Equity ($)(3)	Continuation of Benefits ($)(4)
Fred Thiel	978,500	2,201,625	26,100,181	27,281
Salman Khan	643,750	1,448,438	15,866,771	20,461
Zabi Nowaid	386,250	579,375	6,334,303	20,461
(1)Pursuant to the employment agreements, amounts reflect 12 months of base salary for each of Messrs. Thiel, Khan and Nowaid.
(2)Pursuant to the employment agreements, amounts reflect the executives' target bonus opportunity for the year calculated at 225% of base salary for each of Messrs. Thiel and Khan, and 150% of base salary for Mr. Nowaid.
(3)Upon termination of employment under the circumstances discussed above, all outstanding equity awards immediately vest. Amounts reflect the market value of the PSU or RSU awards that would have vested as of December 31, 2025, which was calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2025, which was $8.98.
(4)Amounts reflect the value of the executive’s continued participation in our welfare benefit plans for not less than 12 months for Mr. Thiel, and not less than nine months for Messrs. Khan and Nowaid.

2026 PROXY STATEMENT	65

Executive Compensation
Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee. During the year ended December 31, 2025, our principal executive officer was Fred Thiel, our Chief Executive Officer.
For 2025, the annual total compensation for our principal executive officer was $27,053,236, and the annual total compensation of our median employee was $201,250, each as calculated in a manner consistent with Item 402(u) of Regulation S-K. For Mr. Thiel, the annual total compensation is consistent with the amount disclosed in the 2025 Summary Compensation Table above.
Based on this information, the ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 134:1.
Consistent with SEC rules, to identify the median employee, we used total compensation paid during 2025, which is inclusive of base salary, annual cash incentive compensation and 2025 LTIP awards, as a measure of annual total compensation. As of December 31, 2025, we had 262 employees. We did not exclude from the calculation of the median employee any employees pursuant to any of the exemptions permitted by SEC rules. We did not apply any cost-of-living adjustments as part of the calculation.
We believe the pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal payroll and employment records and the methodology described above. However, because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exemptions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices, and may utilize different methodologies, exemptions, estimates and assumptions in calculating their own pay ratios.

66

Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as defined by SEC rules) and certain financial performance metrics of MARA. For further information concerning our compensation philosophy and how we align executive compensation with MARA’s performance, refer to “—Executive Compensation Philosophy and Objectives” and “—Primary Compensation Elements.”

	Summary Compensation Table Total for PEO Merrick Okamoto	Compensation Actually Paid to PEO Merrick Okamoto(1)	Summary Compensation Table Total for PEO Fred Thiel	Compensation Actually Paid to PEO Fred Thiel(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:
Year							Company Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (loss) (in millions)	Adjusted EBITDA (in millions)(7)
(a)	(b)(i)	(c)(i)	(b)(ii)	(c)(ii)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$—	$—	$27,053,236	$6,229,101	$12,501,550	$3,658,345	$86.00	$62.00	$(1,311.48)	$(330.82)
2024	$—	$—	$43,244,809	$52,085,431	$20,014,101	$24,695,565	$161.00	$51.00	$541.25	$1,234.98
2023	$—	$—	$36,116,620	$29,517,350	$9,355,561	$6,511,973	$225.00	$74.00	$259.05	$415.05
2022	$—	$—	$7,109,432	$5,942,622	$2,734,160	$380,449	$33.00	$16.00	$(694.02)	$(543.38)
2021	$143,781,988	$199,441,219	$18,022,335	$4,663,738	$1,873,210	$3,210,754	$315.00	$116.00	$(29.81)	$162.74
(1)The dollar amounts reported in column (c)(i) represent the amount of “compensation actually paid” in 2021 to Merrick Okamoto, who served as our Chief Executive Officer until April 2021. All such amounts were computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Okamoto during each applicable year. The table below shows adjustments which were made to Mr. Okamoto’s total compensation in 2021 to determine the “compensation actually paid.” For such adjustments, equity values were calculated in accordance with Topic 718.

Adjustments to Determine Compensation “Actually Paid” to the PEO Merrick Okamoto	2021
Total Compensation in the SCT	$143,781,988
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(143,410,673)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$—
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$181,973,184
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$17,096,720
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
Compensation Actually Paid	$199,441,219
(2)The dollar amounts reported in column (c)(ii) represent the amount of “compensation actually paid” in 2025, 2024, 2023, 2022 and 2021 to Mr. Thiel, who has served as our Chief Executive Officer since April 2021. All such amounts were computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Thiel during each applicable year. The table below shows adjustments which were made to Mr. Thiel’s total compensation in 2025, 2024, 2023, 2022 and 2021 to determine the “compensation actually paid.” For such adjustments, equity values were calculated in accordance with Topic 718.

2026 PROXY STATEMENT	67

Executive Compensation

Adjustments to Determine Compensation “Actually Paid” to the PEO Fred Thiel	2025	2024	2023	2022	2021
Total Compensation in the SCT	$27,053,236	$43,244,809	$36,116,620	$7,109,432	$18,022,335
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(19,518,868)	$(40,094,856)	$(33,506,720)	$(5,869,183)	$(17,182,601)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$9,986,832	$36,201,583	$22,504,665	$—	$—
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(13,863,068)	$(4,152,080)	$1,671,831	$854,658	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$3,069,197	$19,571,094	$1,467,293	$—	$3,236,817
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(498,227)	$(2,685,119)	$1,263,661	$3,847,715	$587,188
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—
Compensation Actually Paid	$6,229,101	$52,085,431	$29,517,350	$5,942,622	$4,663,738
(3)The dollar amounts reported in this column represent the average of the amounts reported for MARA’s non-CEO Named Executive Officers as a group in the “Total” column of the Summary Compensation Table in each year. The names of each of the non-CEO Named Executive Officers included for purposes of calculating the average amounts in each year are as follows: (i) for 2025 and 2024, Mr. Khan and Mr. Nowaid, (ii) for 2023, Mr. Khan, Jim Crawford, Ashu Swami, Adam Swick and Hugh Gallagher; (iii) for 2022, Mr. Gallagher, Mr. Crawford, Mr. Swami, John Lee and Simeon Salzman; and (iv) for 2021, Mr. Crawford, Mr. Swami and Mr. Salzman.
(4)The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the non-CEO Named Executive Officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-CEO Named Executive Officers as a group during the applicable year. The table below shows adjustments which were made to average total compensation for the non-CEO Named Executive Officers as a group in 2025, 2024, 2023, 2022 and 2021 to determine the “compensation actually paid.” For such adjustments, equity values were calculated in accordance with Topic 718.

Adjustments to Determine Compensation “Actually Paid” to Non-CEO NEOs	2025	2024	2023	2022	2021
Total Compensation in the SCT	$12,501,550	$20,014,101	$9,355,561	$2,734,160	$1,873,210
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(8,988,945)	$(18,464,751)	$(8,504,190)	$(2,335,287)	$(1,570,280)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$4,599,201	$15,620,056	$4,464,368	$257,426	$876,267
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(5,659,205)	$(390,768)	$692,917	$(294,400)	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$1,413,439	$8,152,946	$421,640	$117,600	$1,263,196
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(207,696)	$(236,018)	$152,043	$(99,050)	$768,361
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$(70,367)	$—	$—
Compensation Actually Paid	$3,658,345	$24,695,565	$6,511,973	$380,449	$3,210,754

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Executive Compensation
(5)Cumulative TSR is calculated by dividing the difference between MARA’s share price at the end and the beginning of the measurement period (including reinvestment of dividends) by MARA’s share price at the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is comprised of Bitfarms Ltd. (BITF), CleanSpark, Inc. (CLSK), HIVE Digital Technologies Ltd. (HIVE) and Riot Platforms, Inc. (RIOT). The peer group TSR presented above differs from the peer group TSR disclosed in the Company's Form 10-K for the fiscal year ended December 31, 2025. The figures in this table reflect (i) market capitalization weighting of peer returns at the start of each measurement period, and (ii) TSR calculated for each peer individually prior to averaging across the peer group. The Form 10-K figures were calculated using a simple average of peer prices prior to deriving a single TSR. While the two methodologies produce different absolute figures, the overall trend in peer group performance is consistent across both approaches.
(7)Adjusted EBITDA is defined as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) interest, (2) income taxes, (3) depreciation and amortization and (4) adjustments for non-cash and/or non-recurring items which include (i) stock-based compensation expense, (ii) change in fair value of derivative instrument, (iii) impairment of goodwill and other assets, (iv) restructuring costs, (v) acquisition and integration costs, (vi) net gain from extinguishment of debt, (vii) net gain on investments and (viii) early termination expenses.
Analysis of the Information Presented in the Pay versus Performance Table
As described in greater detail in “—Executive Compensation Philosophy and Objectives,” MARA’s executive compensation program reflects a compensation package for executive officers that is competitive, tied to performance and aligned with the interests of our stockholders. While MARA utilizes several performance measures to align executive compensation with MARA’s performance, all of those measures are not presented in the Pay Versus Performance Table. Moreover, MARA generally seeks to incentivize long-term performance, and therefore does not specifically align MARA’s performance measures with compensation that is actually paid (as defined by SEC rules) for a particular year. In accordance with Item 402(v) of Regulation S-K, MARA is providing the following graphic descriptions of the relationships between information presented in the Pay Versus Performance Table.
Compensation Actually Paid and TSRs
MARA Holdings, Inc. CAP vs TSR

PEO CAP ($M) - Merrick Okamoto	PEO CAP ($M) - Fred Thiel
Avg NEO CAP ($M)	MARA TSR
Peer Group TSR

2026 PROXY STATEMENT	69

Executive Compensation
Compensation Actually Paid and Net Income (Loss)
MARA Holdings, Inc. CAP vs Net Income

PEO CAP ($M) - Merrick Okamoto	PEO CAP ($M) - Fred Thiel
Avg NEO CAP ($M)	Net Income ($M)
Compensation Actually Paid and Adjusted EBITDA
MARA Holdings, Inc. CAP vs Adjusted EBITDA ($M)

PEO CAP ($M) - Merrick Okamoto	PEO CAP ($M) - Fred Thiel
Avg NEO CAP ($M)	Adjusted EBITDA ($M)
Financial Performance Measures
The following is an unranked list of the most important financial performance measures used by our Compensation Committee for the years presented to link the compensation actually paid to our Chief Executive Officer and other Named Executive Officers, calculated in accordance with SEC regulations, to MARA’s performance.
•Relative TSR
•Net Income
•Adjusted EBITDA

70

Executive Compensation

PROPOSAL 4

Approval of Amendment to Our 2018 Plan

\\ Our Board unanimously recommends a vote “FOR” the approval of amendment to our 2018 plan

Overview of Action
We are seeking stockholder approval to amend our 2018 Plan to increase the number of shares of common stock reserved under our 2018 Plan by 18 million, or from 63 million shares to 81 million shares (the “Plan Amendment”), as discussed in further detail below. Our Board approved the Plan Amendment on April 30, 2026, subject to stockholder approval at the Annual Meeting. If the Plan Amendment is approved by stockholders, the Plan Amendment will be effective as of the Annual Meeting. Capitalized terms used in this Proposal No. 4 but not defined have the meanings ascribed to such terms in our 2018 Plan.
The purpose of our 2018 Plan is to enhance our ability to attract and retain the services of directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in our development and financial success. From December 31, 2024 to December 31, 2025, our employee headcount increased by 75%, from 152 to 266 employees, significantly expanding the pool of individuals eligible for equity awards under the 2018 Plan. Without stockholder approval of this proposal, we believe our ability to attract and retain the services of directors, officers, consultants, advisors and employees would be negatively impacted, and our recruiting, retention and incentive efforts would become more difficult.
Awards (as defined below) under our 2018 Plan will be granted in amounts and to individuals as determined by the Compensation Committee in its sole discretion. Therefore, the benefits or amounts that will be received by officers, directors, employees and consultants under our 2018 Plan are not determinable at this time. However, we believe stockholder approval of the Plan Amendment would allow us to continue to attract and retain talented directors, officers, employees, and consultants.
Background of Our 2018 Plan
Our 2018 Plan was adopted by our Board in January 2018, approved by our stockholders in March 2018 at the annual meeting of stockholders and became effective in July 2018. The 2018 Plan was amended and restated effective in November 2023 and further amended in June 2024 and June 2025. Our 2018 Plan will remain in effect until July 2028, unless terminated earlier by our Board.
Material Features of Our 2018 Plan
The material features of our 2018 Plan, as amended by the Plan Amendment, are summarized below. This summary is not a complete description of our 2018 Plan, and it is qualified in its entirety by reference to the complete text of our 2018 Plan document. Our 2018 Plan is provided as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and is incorporated by reference into this Proposal No. 4. The text of the Plan Amendment is attached to this Proxy Statement as Appendix A - 2018 Plan Amendment.
Stock Subject to Our 2018 Plan
Subject to stockholder approval, the number of shares of common stock reserved under our 2018 Plan will increase by 18 million, or from 63 million shares to 81 million shares. Shares of common stock subject to our 2018 Plan consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary, and such number of shares of common stock will be reserved for such purpose. Any of such shares of common stock that may remain unissued and that are not subject to outstanding Options, Warrants or Preferred Stock at the termination of our 2018 Plan will cease to be reserved for the purposes of our 2018 Plan, but until termination of our 2018 Plan we will at all times reserve a sufficient number of shares of common stock to meet the requirements of our 2018 Plan.

2026 PROXY STATEMENT	71

Executive Compensation
Administration
Our Board appointed our Compensation Committee as the administrator of our 2018 Plan. In the event that for any reason the Compensation Committee is unable to act, or if our Board otherwise determines to administer the 2018 Plan, then the 2018 Plan will be administered by our Board. In either such case, such 2018 Plan administrator is herein referred to as the “Compensation Committee.”
Eligibility
The 2018 Plan provides for the grant of Options, Warrants, Restricted Stock, Preferred Stock, or RSUs (collectively, “Awards”) to our, or any Subsidiary’s, directors, officers, employees, consultants and advisors (each, a “Participant” and collectively, “Participants”); provided that Incentive Options or Incentive Warrants may only be granted to our employees and any Subsidiary’s employees. As of December 31, 2025, 216 employees (including each of our executive officers) and six non-employee directors were eligible to participate in our 2018 Plan.
In selecting Participants, and in determining the number of shares to be covered by each Option or Warrant or award of Restricted Stock, Preferred Stock or RSU granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to us, the Participant’s degree of responsibility for and contribution to our growth and success, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock, Preferred Stock, RSU or Warrant, under our 2018 Plan, may be granted additional Options, Warrants, Restricted Stock, Preferred Stock, or RSUs, as determined by the Compensation Committee.
Forms of Awards
The following is a description of the Awards permitted to be issued under our 2018 Plan. As of April 30, 2026, only PSUs and RSUs were outstanding under our 2018 Plan.
Terms and Conditions of Options
Options awarded under our 2018 Plan are designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The purchase price of each share of common stock purchasable under an Incentive Option will be determined by the Compensation Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of common stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of MARA or of any Subsidiary, the purchase price per share of common stock will be at least 110% of the Fair Market Value per share of common stock on the date of grant. The purchase price of each share of common stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of common stock on the date the Option is granted.
The term of each Option is fixed by the Compensation Committee, but no Option will be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of MARA or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date such Incentive Option is granted.
Terms and Conditions of Warrants
Warrants awarded under our 2018 Plan will be designated in an Award Agreement as either an Incentive Warrant or a Non-Qualified Warrant. The purchase price of each share of common stock purchasable under an Incentive Warrant is determined by the Compensation Committee at the time of grant, but will not be less than 100% of the Fair Market Value of such share of common stock on the date the Warrant is granted; provided, however, that with respect to a Grantee who, at the time such Incentive Warrant is granted, owns more than 10% of the total combined voting power of all classes of stock of MARA or of any Subsidiary, the purchase price per share of common stock will be at least 110% of the Fair Market Value per share of common stock on the date of grant. The purchase price of each share of common stock purchasable under a Non-Qualified Warrant will not be less than 100% of the Fair Market Value of such share of common stock on the date the Warrant is granted.

72

Executive Compensation
The term of each Warrant is fixed by the Compensation Committee, but no Warrant will be exercisable more than ten years after the date such Warrant is granted and in the case of an Incentive Warrant granted to a Grantee who, at the time such Incentive Warrant is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of MARA or of any Subsidiary, no such Incentive Warrant will be exercisable more than five years after the date such Incentive Warrant is granted.
Terms and Conditions of Restricted Stock
Restricted Stock may be granted to Participants at any time as determined by the Compensation Committee in its sole discretion. Subject to our 2018 Plan, the Compensation Committee has complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.
The Compensation Committee, subject to the provisions of our 2018 Plan, has complete discretion to determine the terms and conditions of Restricted Stock granted under our 2018 Plan; provided that Restricted Stock may only be issued in the form of shares. Restricted Stock grants are subject to the terms, conditions and restrictions determined by the Compensation Committee at the time the stock or the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Compensation Committee.
Terms and Conditions of Preferred Stock
Preferred Stock may be granted to Participants at any time as determined by Compensation Committee in its sole discretion. Subject to our 2018 Plan, the Compensation Committee has complete discretion to designate the number of shares of Preferred Stock authorized by our Board on the terms and conditions determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions of the issuance of any Preferred Stock issued pursuant to our 2018 Plan (which terms and conditions may include standard equity blockers, conditions to issuance and the conversion price of the Preferred Stock) and any related agreements with respect to the issuance of the Preferred Stock and to interpret the provisions and supervise the administration of our 2018 Plan with respect to the issuance of any Preferred Stock.
We may not effect any conversion of Preferred Stock issued under our 2018 Plan, and no Participant has the right to convert any Preferred Stock, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Participant’s affiliates) would have acquired, through conversion of such Preferred Stock or otherwise, beneficial ownership of a number of shares of common stock that exceeds 9.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing, the number of shares of common stock beneficially owned by a Participant and its affiliates includes only the number of shares of common stock issuable upon the shares of Preferred Stock being converted with respect to which the determination of such sentence is being made.
Terms and Conditions of RSUs
RSUs may be granted to Participants at any time as determined by Compensation Committee in its sole discretion. Subject to our 2018 Plan, the Compensation Committee has complete discretion to determine (i) the number of shares subject to a RSU award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of RSU.
The Compensation Committee, subject to the provisions of our 2018 Plan, has complete discretion to determine the terms and conditions of RSUs granted under our 2018 Plan; provided that RSUs may only be issued in the form of shares. RSU grants are subject to the terms, conditions and restrictions determined by the Compensation Committee at the time the RSU is awarded. Any certificates representing the shares of stock awarded will bear such legends as determined by the Compensation Committee.

2026 PROXY STATEMENT	73

Executive Compensation
Transferability of Awards
Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the Compensation Committee. If the Compensation Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Compensation Committee deems appropriate.
Merger or Change in Control
In the event of a Change in Control, the Compensation Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Compensation Committee in its sole discretion. In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or Warrant will terminate within a specified number of days after notice to the Optionee or Grantee thereunder, and each such Optionee or Grantee will receive, with respect to each share of common stock subject to such Option or Warrant, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or Warrant; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee may determine in its sole discretion.
In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the common stock, the Compensation Committee will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under our 2018 Plan and in the number and option price of shares subject to outstanding Options or Warrants granted under our 2018 Plan, to the end that after such event each Optionee’s or Grantee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The Compensation Committee will, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options or Incentive Warrants previously granted will not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments will also be made in the case of outstanding Restricted Stock, Preferred Stock and RSUs granted under our 2018 Plan.
Federal Income Tax Consequences
The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under our 2018 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.
Non-Qualified Options and Non-Qualified Warrants
No taxable income will be realized by the Participant upon the grant of a Non-Qualified Option or Non-Qualified Warrant. On exercise, the excess of the Fair Market Value of the stock at the time of exercise over the price of the Option or Warrant of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The Participant’s tax basis for stock acquired upon exercise of a Non-Qualified Option or Warrant will be equal to the price paid for the stock, plus any amounts included in income as compensation. If the Participant pays the exercise price of an Option or Warrant in whole or in part with previously owned shares of common stock, the Participant’s tax basis and holding period for the newly acquired shares is determined as follows: As to a number of newly acquired shares equal to the number of previously owned shares used by the Participant to pay the exercise price, no gain or loss will be recognized by the Participant on the date of exercise and the Participant’s tax basis and holding period for the previously owned shares will carry over to the newly acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously owned shares. As to each remaining newly acquired share, the Participant’s tax basis will equal the fair market value of the share on the date of exercise and the Participant’s holding period will begin on the day after the exercise date. The Participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Options and Incentive Warrants—Disposition of Incentive Option Shares and Incentive Warrants Shares” will apply if a Participant surrenders previously owned shares acquired upon the exercise of an incentive option or incentive Warrant that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a Non-Qualified Option or Non-Qualified Warrant.

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Executive Compensation
Disposition of Option Shares and Warrant Shares
When a sale of the acquired shares occurs, a Participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option or Warrant.
Incentive Options and Incentive Warrants
The grant of an Incentive Option or Incentive Warrant will not result in any federal income tax to a Participant. Upon the exercise of an Incentive Option or Incentive Warrant, a Participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the Participant for the year in which the Option or Warrant is exercised. As a result of the exercise a Participant’s federal income tax liability may be increased. If the holder of an Incentive Option or Incentive Warrant pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option or Incentive Warrant tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the Participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The Participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option or incentive Warrant holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the Participant upon exercise of the Incentive Option or Incentive Warrant. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option or Incentive Warrant, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.
Disposition of Incentive Option Shares and Incentive Warrant Shares. If the holder of Incentive Options or Incentive Warrants disposes of the stock acquired upon the exercise of an Incentive Option or Incentive Warrant (including the transfer of acquired stock in payment of the exercise price of another Incentive Option or Incentive Warrant) either within two years from the date of grant or within one year from the date of exercise, the Option or Warrant holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option or Incentive Warrant is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the Incentive Option or Incentive Warrant alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the Participant to amend the applicable return to eliminate the tax preference item previously reported).
Our Deduction. We are not entitled to a tax deduction upon either exercise of an Incentive Option or Incentive Warrant or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option or Warrant holder recognized ordinary income in a disqualifying disposition.
Stock Grants
A Participant who receives a stock grant under our 2018 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a Participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the Participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the Participant for the forfeited shares. Taxes are required to be withheld from the Participant at the time and on the amount of ordinary income recognized by the Participant. We will be entitled to a deduction at the same time and in the same amount as the Participant recognizes income.

2026 PROXY STATEMENT	75

Executive Compensation
Equity Compensation Plan Information
The following table sets forth information regarding shares of our common stock that were eligible for issuance under our equity compensation plans as of December 31, 2025.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2) (#) (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Plan Category(1)
Equity compensation plans approved by stockholders	11,442,722	(2)	—	(3)	16,825,417	(4)
Equity compensation plans not approved by stockholders	—		—		—
Total	11,442,722		—		16,825,417
(1)We do not have any equity compensation plans that have not been approved by our stockholders.
(2)Amount reflects shares underlying PSU and RSU awards previously issued pursuant to the 2018 Plan that remained outstanding as of December 31, 2025.
(3)No stock options, stock appreciation rights or warrants have been issued pursuant to the terms of the 2018 Plan. We have only issued PSUs and RSUs pursuant to the terms of the 2018 Plan, which do not have an exercise price.
(4)Amount reflects the number of shares that remain available for issuance under the 2018 Plan.
Required Vote
The amendment to our 2018 Plan to increase the number of shares of common stock reserved under our 2018 Plan by 18 million shares, or from 63 million to 81 million shares, requires the affirmative vote of a majority of the votes cast. Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this Proposal No. 4. Abstentions will have no effect on the result of the vote on this proposal.
This proposal is considered a non-routine matter. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. If no contrary indication is made, returned proxies will be voted “FOR” this proposal.

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 30, 2026, by: (i) each of our Named Executive Officers; (ii) each director and director nominee; (iii) all of our executive officers and directors as a group (nine persons); and (iv) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Unless otherwise indicated below, to the best of our knowledge (i) each beneficial owner named in the table has the sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) the address of such beneficial owner is 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(#)	Percent of Common Stock(1)
Named Executive Officers and Directors:
Fred Thiel (Chief Executive Officer and Chairman of the Board)(2)	2,113,876	*
Salman Khan (Chief Financial Officer)(3)	569,714	*
Zabi Nowaid (General Counsel and Corporate Secretary)(4)	340,874	*
Georges Antoun	167,880	*
Janet George	53,580	*
Barbara Humpton	53,580	*
Jay Leupp	178,859	*
Vicki Mealer-Burke	58,103	*
Douglas Mellinger	170,859	*
All Executive Officers and Directors as a Group (9 Persons)(5)	3,707,325	*
5% Stockholder:
BlackRock, Inc.(6) 50 Hudson Yards, New York, NY 10001	45,378,463	11.90%
Vanguard Portfolio Management(7) 100 Vanguard Blvd., Malvern, PA, 19355	26,585,326	6.97%
Vanguard Capital Management(8) 100 Vanguard Blvd., Malvern, PA, 19355	19,211,414	5.04%
*    Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of common stock.

2026 PROXY STATEMENT	77

Stock Ownership Information
(1)For purposes of this table, the percent of class is based upon 381,197,264 shares of our common stock issued and outstanding as of April 21, 2026. PSUs and RSUs which may be settled within 60 days of April 30, 2026 are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.
(2)Mr. Thiel’s beneficial ownership includes direct ownership of 1,824,011 shares of common stock and PSUs and RSUs for 102,912 and 186,953 shares of common stock, respectively, that may be settled within 60 days of April 30, 2026.
(3)Mr. Khan’s beneficial ownership includes direct ownership of PSUs and RSUs for 67,706 and 60,942 shares of common stock, respectively, that may be settled within 60 days of April 30, 2026, and indirect ownership of 441,066 shares of common stock held by the S & N Khan Family Trust, of which Mr. Khan and his spouse are trustees and members of the Mr. Khan’s immediate family are the sole beneficiaries.
(4)Mr. Nowaid’s beneficial ownership includes direct ownership of 285,785 shares of common stock and PSUs and RSUs for 27,082 and 28,007 shares of common stock, respectively, that may be settled within 60 days of April 30, 2026.
(5)The amount beneficially owned by the directors and executive officers as a group consists of an aggregate of 3,707,325 shares of common stock and PSUs and RSUs for 197,700 and 275,902 shares of common stock, respectively, that may be settled within 60 days of April 30, 2026.
(6)This information is based solely on Amendment No. 4 to the Schedule 13G filed with the SEC on October 18, 2024, by BlackRock, Inc. and its subsidiaries listed on Exhibit A thereto filing together as a group. This stockholder has sole voting power over 44,960,675 of such shares of common stock and sole dispositive power over all such shares of common stock.
(7)This information is based solely on the Schedule 13G filed with the SEC on April 29, 2026, by Vanguard Portfolio Management, which has shared voting power over 145,902 of such shares of common stock and sole dispositive power over 26,585,326 of such shares of common stock. The Schedule 13G reflects securities beneficially owned by Vanguard Portfolio Management LLC and certain affiliates and business divisions, including Vanguard Fiduciary Trust Company and Vanguard Global Advisers, LLC, covering both fund holdings over which Vanguard Portfolio Management LLC exercises dispositive power and client holdings over which such affiliates exercise dispositive and/or voting power.
(8)This information is based solely on the Schedule 13G filed with the SEC on April 30, 2026, by Vanguard Capital Management, which has shared voting power over 2,858,975 of such shares of common stock and sole dispositive power over 19,211,414 of such shares of common stock. The Schedule 13G reflects securities beneficially owned by Vanguard Capital Management LLC and certain affiliates and business divisions, including Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC and Vanguard Investments Australia Ltd., covering both fund holdings over which Vanguard Capital Management LLC exercises dispositive power and client holdings over which such affiliates exercise dispositive and/or voting power.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and Form 5) of our securities. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors and persons who own more than ten percent of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during the year ended December 31, 2025.

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Stockholder Proposals for 2027 Annual Meeting

Stockholder proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in MARA’s proxy statement and form of proxy for MARA’s 2027 annual meeting of stockholders must be received by the Corporate Secretary at our principal executive offices at 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009 no later than January 7, 2027.
Stockholder proposals intended to be submitted at the 2027 annual meeting of stockholders outside the processes of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act if not received by the Corporate Secretary at our principal executive offices on or before March 23, 2027. If we do not receive timely notice of such proposal, the proxy holders will vote on the proposal, if presented at the meeting, in their discretion.
To comply with the requirements set forth in Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees, other than the Board’s nominees, must also provide written notice to the Corporate Secretary that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary at our principal executive offices no later than April 19, 2027.

2026 PROXY STATEMENT	79

Questions and Answers About the Annual Meeting and Voting

The following questions and answers are intended to address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the SEC rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled “Whom should I contact with other questions?” below.
Q: When and where will the Annual Meeting be held?
A: The Annual Meeting will be held on Thursday, June 18, 2026, at 11:30 a.m. Pacific Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting: www.virtualshareholdermeeting.com/MARA2026. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the question titled “How can I vote my shares?” for information on obtaining your 16-digit control number.
Q: What proposals am I being asked to vote upon at the Annual Meeting?
A: The proposals to be voted upon at the Annual Meeting, and our Board’s recommendation with respect to each proposal, are as follows:

Proposal Number	Proposal	Board Voting Recommendation

Proposal No. 1
Elect two Class III directors to serve until our annual meeting of stockholders to be held in 2029, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal
“FOR” each director nominee

Proposal No. 2	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026	“FOR”

Proposal No. 3	Approve, on an advisory basis, the compensation of the Named Executive Officers	“FOR”

Proposal No. 4	Approve an amendment to our 2018 Plan to increase the number of shares of our common stock reserved under our 2018 Plan by 18 million shares	“FOR”

Q: Why am I receiving these proxy materials?
A: We are making these proxy materials available in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, and at any adjournments or postponements thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

80

Questions and Answers About the Annual Meeting and Voting
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials?
A: Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about May 7, 2026, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and our 2025 Annual Report, each of which is available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares.
Q: Who can vote at the Annual Meeting?
A: Only our stockholders at the close of business on April 21, 2026 (the “Record Date”) will be entitled to virtually attend and vote at the Annual Meeting. On the Record Date, there were 381,197,264 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Annual Meeting.
•Holders of Record: If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a “holder of record.” As a holder of record, you may vote at the Annual Meeting, or you may vote by proxy. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Fred Thiel, Salman Khan and Zabi Nowaid, the designated proxyholders, are members of our management.
•Beneficial Owners: If, on the Record Date, your shares were held in an account at a bank, broker, dealer or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your nominee. Please contact your nominee directly for additional information.
Q: What are “broker non-votes”?
A: If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A “broker non-vote” occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules.
Proposal Nos. 1, 3, and 4 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal No. 2 is considered to be “routine” under NYSE rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.
Q: What is the quorum requirement for the Annual Meeting?
A: The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of 33-1/3% of the outstanding shares of common stock at the Annual Meeting, will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

2026 PROXY STATEMENT	81

Questions and Answers About the Annual Meeting and Voting
Q: What are the voting requirements to approve each of the proposals, and what happens if I do not vote?
A: The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

Proposal	Voting Requirement	Effect of Abstentions	Effect of Broker Non-Votes

Proposal No. 1: Election of Class III Directors
Each director nominee will be elected by a plurality of the votes Directors of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (assuming that a quorum is present).
A “plurality of the votes” means that the three director nominees receiving the highest number of votes at the Annual Meeting will be elected.
		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

Proposal No. 2: Ratification of Appointment of Accounting Firm	Requires the affirmative vote of a majority of the votes cast (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal 3: Advisory Vote on the Compensation of the Named Executive Officers	Requires the affirmative vote of a majority of the votes cast (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

Proposal 4: Approval of an Amendment to the 2018 Plan	Requires the affirmative vote of a majority of the votes cast (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

Q: Could other matters be decided at the Annual Meeting?
A: As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.
Q: How can I vote my shares?
A: Your shares can be voted as follows:
•Holders of Record: Holders of record can vote by proxy or by virtually attending the Annual Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone, or mail as described below. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instruction as soon as possible to ensure your representation at the Annual Meeting.

82

Questions and Answers About the Annual Meeting and Voting

Voting Method

To vote at the Annual Meeting by live webcast, please visit the following website: www.virtualshareholdermeeting.com/MARA2026. You will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). The method you use to vote by proxy will not limit your right to virtually attend or vote at the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. However, even if you plan to virtually attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by Internet, you will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Wednesday, June 17, 2026, by visiting www.voteproxy.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Wednesday, June 17, 2026, by calling 1-800-690-6903 and following the instructions.

To vote by mail, follow the instructions provided on your proxy card (if you requested to receive printed proxy materials). Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on Wednesday, June 17, 2026. This option is only available if you requested to receive printed proxy materials.

•Beneficial Owners: If you are the beneficial owner of your shares, you should have received the Notice or a proxy card (if you requested to receive printed proxy materials) with this Proxy Statement from your bank, broker or other agent rather than from us. Simply (i) use the 16-digit control number to vote on the Internet or by telephone before the Annual Meeting, or vote at the Annual Meeting, or (ii) if you requested to receive printed proxy materials, vote by following the instructions provided on the proxy card you received from your bank, broker, or other agent's website. Your 16-digit control number may be included in the voting instruction form that accompanied the proxy materials. If your bank, broker or other agent did not provide you with a 16-digit control number, you should contact them to obtain your control number and access the Annual Meeting link. To vote at the Annual Meeting, you must first obtain a valid “legal proxy” from your bank, broker or other agent. Follow the instructions from your nominee to request a “legal proxy.”
Q: What can I do if I change my mind after I vote my shares?
A: You may change your vote at any time before the polls are closed at the Annual Meeting.
•Holders of Record: If you are a holder of record, you may change your vote by (i) providing written notice of revocation to MARA Holdings, Inc., 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method) or (iii) attending the Annual Meeting and voting electronically via live webcast. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
•Beneficial Owners: If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the Annual Meeting and voting via live webcast, which can be accomplished as described above.
Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board as described above.

2026 PROXY STATEMENT	83

Questions and Answers About the Annual Meeting and Voting
Q: Who is paying for the cost of this proxy solicitation?
A: We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies for an estimated fee of $25,000, plus out-of-pocket expenses. The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the Internet and mail, our directors, officers and employees may communicate with stockholders personally or by email, telephone or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will also, upon request, reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.
Q: How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?
A: Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents were delivered. If you prefer to receive separate copies of the Proxy Statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify Broadridge if you hold registered shares. Registered stockholders may notify Broadridge at the above telephone number or address.
Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.
Q: Where else can I find these proxy materials?
A: This Proxy Statement and the Annual Report are available on our website at mara.com in the SEC Filings section of the Investors tab. Other information contained on or accessed through our website does not constitute part of this Proxy Statement and you should not consider this other information in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.
Q: Whom should I contact with other questions?
A: If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: MARA Holdings, Inc., 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009, Attention: Corporate Secretary, Telephone: 1 (800) 804-1690.

84

Additional Information

Other Business
As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

2026 PROXY STATEMENT	85

Annual Report

Upon written request to MARA Holdings, Inc. at 1010 South Federal Highway, Suite 2700, Hallandale Beach, Florida 33009, Attention: Corporate Secretary, we will provide without charge to each person requesting a copy of our Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our Annual Report, are available on our website at mara.com in the SEC Filings section of the Investors tab.

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Appendix A - 2018 Plan Amendment

THIRD AMENDMENT
TO
MARA HOLDINGS, INC.
AMENDED AND RESTATED
2018 EQUITY INCENTIVE PLAN
This Third Amendment (this “Amendment”) to the MARA Holdings, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”) is effective as of _________, 2026.
1.Section 4 of the Plan is hereby amended in its entirety to read as follows:
“4. Stock Reserved for the Plan. Subject to adjustment as provided in Section 8 hereof, a total of 81,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options, Preferred Stock or Warrants at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or Warrant or award of Restricted Stock or RSU or conversion of Preferred Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option, Warrant, Restricted Stock, RSU or Preferred Stock, as applicable, may be subject to future Options, Warrants, Restricted Stock, RSUs or Preferred Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”
2.Except as expressly set forth above, the terms and conditions of the Plan shall remain unchanged by this Amendment and the Plan shall remain in full force and effect in accordance with its terms.
[Signature Page Follows]

2026 PROXY STATEMENT	87

IN WITNESS WHEREOF, MARA Holdings, Inc. has caused the undersigned to execute this Amendment as of the date first written above.

MARA HOLDINGS, INC.

Name:	Fred Thiel
Title:	Chief Executive Officer and Chairman of the Board

88

Appendix B - Reconciliation of Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by our management team in financial and operational decision-making, we supplement our Consolidated Financial Statements that have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) with the non-GAAP financial measure of Adjusted EBITDA.
We define Adjusted EBITDA as (a) GAAP net income (loss) attributable to common stockholders plus (b) adjustments to add back the impacts of (1) interest, (2) income taxes, (3) depreciation and amortization and (4) adjustments for non-cash and/or non-recurring items, which currently include (i) stock-based compensation expense, (ii) change in fair value of derivative instrument, (iii) impairment of goodwill and other assets, (iv) restructuring costs, (v) acquisition and integration costs, (vi) net gain from extinguishment of debt, (vii) net gain/loss on investments and (viii) early termination expenses.
Management uses Adjusted EBITDA, along with the supplemental information provided herein, as a means of understanding, managing and evaluating business performance and to help inform operating decision-making. We rely primarily on our Consolidated Financial Statements to understand, manage and evaluate our financial performance and use non-GAAP financial measures only supplementally.
We believe that Adjusted EBITDA is a useful measure to us and to our investors because it excludes certain financial, capital structure and non-cash items that we do not believe directly reflect our core operations and may not be indicative of our recurring operations, in part because they may vary widely across time and within our industry independent of the performance of our core operations. We believe that excluding these items enables us to more effectively evaluate our performance period-over-period and relative to our competitors.
Adjusted EBITDA is not a recognized financial measure under GAAP. When analyzing our operating results, investors should use Adjusted EBITDA in addition to, but not as an alternative for, the most directly comparable financial results calculated and presented in accordance with GAAP. Because our calculation of Adjusted EBITDA may differ from that of other companies, our presentation of this measure may not be comparable to similarly titled measures of other companies.
Certain prior period information has been reclassified to conform to the current period presentation.
The following table provides a reconciliation of GAAP net income (loss) to Adjusted EBITDA:

	Year Ended December 31,
(in thousands)	2025	2024
Reconciliation to Adjusted EBITDA:
Net income (loss) attributable to common stockholders	$(1,311,480)	$541,253
Interest expense (income), net	(7,474)	(3,715)
Income tax expense (benefit)	(56,376)	75,495
Depreciation and amortization	786,397	441,554
EBITDA	(588,933)	1,054,587
Stock-based compensation expense	172,295	157,642
Change in fair value of derivative instrument	(40,372)	2,043
Impairment of goodwill and other assets	109,030	—
Restructuring costs	23,796	—
Acquisition and integration costs(2)	2,005	—

2026 PROXY STATEMENT	89

	Year Ended December 31,
(in thousands)	2025	2024
Net gain from extinguishment of debt	(1,029)	(13,121)
Net gain on investments(3)	(12,616)	(4,236)
Early termination expenses	5,000	38,061
Adjusted EBITDA(4)	$(330,824)	$1,234,976
(1)Includes approximately $13.6 million and $12.4 million of depreciation and amortization for the years ended December 31, 2025 and 2024, respectively, representing our share in the results of our equity method investee, the Abu Dhabi Global Markets company, reported in “Equity in net earnings of unconsolidated affiliate” on the Consolidated Statements of Operations. Additionally, for the year ended December 31, 2024, depreciation and amortization includes approximately $2.6 million of amortization that was previously classified within “General and administrative” on the Consolidated Statements of Operations.
(2)Acquisition and integration costs are reported in “General and administrative” on the Consolidated Statements of Operations.
(3)Net gain on investments is reported in “Other” on the Consolidated Statements of Operations. Refer to Note 8 – Investments in the notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended 2025 for further information.
(4)Excludes interest income earned from our bitcoin lending activities of $32.1 million and $6.1 million for the years ended December 31, 2025 and 2024, respectively.

90

MARA HOLDINGS, INC.
1010 SOUTH FEDERAL HIGHWAY, SUITE 2700
HALLANDALE BEACH, FL 33009
ATTENTION: LEGAL DEPARTMENT

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MARA2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96966-P52214 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARA HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. Election of Class III directors to serve until our 2029 annual meeting of stockholders	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vicki Mealer-Burke
02) Douglas Mellinger

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting, Proxy Statement, Proxy Card and 2025 Annual Report are available at www.proxyvote.com.

V96967-P52214

MARA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Fred Thiel, Salman Khan and Zabi Nowaid, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MARA Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 a.m. Pacific Time on Thursday, June 18, 2026, virtually at www.virtualshareholdermeeting.com/MARA2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the nominees in Proposal 1, and FOR Proposals 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE